UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2023

Date of reporting period:	October 1, 2022 – September 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Master Intermediate Income Trust

Annual report
9 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 23

Message from the Trustees

November 16, 2023

Dear Fellow Shareholder:

Equity markets have risen from the depths of the 2022 downturn over the past 12 months. At the same time, the U.S. economy has continued to grow. However, both stocks and bonds have encountered headwinds recently. With the rate of inflation above the Federal Reserve’s target of 2%, the Fed has made it clear that short-term interest rates will remain high heading into 2024. Many experts believe the Fed’s restrictive policy keeps the risk of a recession alive.

Turning to bond markets, performance has been mostly lackluster over the past 12 months. The rise in bond yields since July has challenged many fixed income assets. Against this backdrop, investors are weighing the impact of high borrowing costs and tighter lending conditions at banks.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 9–10 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/23. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, please describe investing conditions during the 12-month reporting period.

Bond market performance was mixed over the period. Stubborn inflation, banking turmoil, a U.S. debt ceiling crisis, and recessionary concerns contributed to market volatility. The U.S. Federal Reserve continued to raise interest rates to bring inflation closer to its 2% target rate. By period-end, the Fed’s cost of borrowing reached a 22-year high of 5.25%–5.50%.

In December 2022, inflation eased enough for the Fed to begin reducing the size and pace of its interest-rate hikes. The U.S. economy, buoyed by a strong labor market, remained in expansion. Corporate earnings surpassed investors’ expectations. Risk appetite improved as recessionary fears declined.

In calendar 2023, new risks emerged. Sticky inflation caused the Fed to keep interest rates higher for longer than anticipated. The failure of several U.S. regional banks in March and concern over the federal deficit also weighed on investors. U.S. Treasury yields rose sharply in May following a resolution to the U.S. debt ceiling debate. After skipping a rate-hike in June, the Fed lifted rates in July. Treasury yields

Master Intermediate Income Trust 3

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

remained elevated after Fitch Ratings downgraded the U.S. government’s credit rating in August. The Fed held interest rates steady in September, but indicated another rate hike was possible before year-end.

Against this backdrop, high-yield bonds and floating-rate bank loans outperformed the broader fixed income market. Mortgage-backed securities and investment-grade [IG] corporate bonds, which are both more sensitive to rising interest rates, were relative underperformers. Credit spreads largely tightened over the period. [Credit spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury note climbed from 3.83% at the start of the period to 4.59% at period-end.

How did the fund perform for the reporting period?

The fund returned 1.75% at net asset value, underperforming the benchmark ICE BofA U.S. Treasury Bill Index, which returned 4.52%.

Which holdings and strategies detracted from fund performance?

Term structure risk strategies were the largest detractors from fund performance. The period was marked by higher yields and an inverted yield curve, which happens when yields on longer-term bonds fall below those of shorter-term bonds. These conditions negatively impacted the fund, which is positioned with a structural positive duration that has settled around four years. Our structural duration positioning and discretionary relative value strategies drove the fund’s underperformance relative to its cash benchmark.

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Currency risk strategies modestly detracted from fund performance. These strategies employ hedges of safe-haven currencies that typically do well in risk-averse investing environments. We held long positions to the U.S. dollar, Japanese yen, and Swiss franc versus the remaining G10 currencies [the top 10 most-traded currencies in the world]. During the period, the Japanese yen weakened, the Swiss franc strengthened, and the U.S. dollar fluctuated relative to all G10 currencies, which led to the strategies’ underperformance.

Within our mortgage credit holdings, allocations to commercial mortgage-backed securities [CMBS] also detracted from returns. In the first quarter of 2023, poor technicals [supply/demand metrics] and negative headlines surrounding office properties were a drag on CMBS performance.

What about contributors for the reporting period?

Corporate credit strategies were the fund’s largest contributors, led by high-yield bonds. High-yield spreads tightened by approximately 150 basis points [bps] during the period, as measured by the JPMorgan Developed High Yield Index.

Prepayment risk strategies also were additive, led by our mortgage basis positioning and exposure to agency interest-only [IO] securities. We shifted to a long basis positioning in late calendar 2022, which was beneficial as the mortgage basis significantly tightened. The fund’s long mortgage basis positioning is a strategy that capitalizes on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages.

This table shows the fund’s top individual holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/23. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust 5

Also, agency IO securities benefited from low prepayment speeds.

Emerging market [EM] risk strategies, and exposure to residential mortgage credit, led by our seasoned credit risk transfer [CRT] holdings, also helped results. CRTs performed well as they continued to be tendered by issuers and received some upgrades by rating agencies.

What are your current views on the major sectors in which the fund invests?

A large budget deficit in an expanding U.S. economy, combined with stubborn inflation, contributed to rising interest rates year to date. Treasury yields have traded up since the resolution of the U.S. debt ceiling in May 2023. We expect interest rates to stay higher for longer on the back of increased Treasury supply and hawkish Fed rhetoric. Markets have priced in expectations for a U.S. recession in mid-2024, in our view.

Growth has been more resilient in the U.S. than in other major economies. We expect the U.S. dollar to appreciate given the Fed’s policy to keep interest rates higher for longer. In Europe, the central bank has signaled an end to its tightening cycle amid weak economic growth and tepid risk appetite, and we expect the euro to decline. The Bank of Japan is far behind in the tightening cycle relative to other developed-market central banks. We expect the yen to continue to depreciate until a recession in Japan is more likely.

Healthy market technicals and supportive macroeconomic data have kept IG spread volatility low. Against this backdrop, the high-yield market has performed strongly along with other risk assets. Year to date, corporate fundamentals have been resilient, with second-quarter 2023 results largely better than expected. Technicals have been improving with a pick-up in inflows in recent months. Low new issuance in high yield and a higher volume of rising stars [companies with the potential to improve in credit quality] also are supportive of technicals, in our view. We believe valuations are somewhat attractive. We believe credit spreads are pricing in a continued increase in defaults along with slower growth. However, these conditions do not indicate a harsh recession, in our view. Risks to our outlook include macro forces of high inflation, central bank tightening, slowing growth, and heightened geopolitical tension.

Commercial real estate is facing meaningful headwinds. Increased risks include a post-pandemic shift in office demand and rising costs of capital. We believe property values will likely face pressure in the intermediate term, with prices varying significantly by geography and property type. However, this scenario is more daunting for the equity investor, in our view. Debt holders only need the borrower to pay off the remaining interest and principal owed, which limits the impact on CMBS. We believe much of the risk has been priced in the market based on substantial spread widening in calendar 2022. The most attractive relative value opportunities require detailed loan-level analysis and security selection, in our view.

We believe U.S. homeowner balance sheets are well positioned, supported by the combination of locked-in ultra-low mortgage rates and substantial home price appreciation in recent years. We expect home prices to be flat for 2023. However, certain geographies that became overheated may be susceptible to retractions. Spreads have narrowed compared with 2022 but remain wider than the tights of 2021. At current levels, we believe attractive risk-adjusted return opportunities can be found across the capital stack.

For EM credit, we have a cautious intermediate outlook. EM sovereigns appear overvalued across the quality spectrum, in our view. We see the risks of recession and inflation declining, which may be supportive of EM over the near term. We expect slightly more downside within the next three to nine months. We prefer to stay beta neutral [where portfolio risk is not

6 Master Intermediate Income Trust

correlated with broader market volatility] and seek relative value opportunities. We will remain very selective when adding high-yield risk exposure.

We maintain a neutral to slightly long position to the mortgage basis overall but remain tactical in our approach. The systemic risk posed by regional bank failures in March 2023 appears to be behind us, in our view. We believe market supply should taper down in the near term. However, the future of bank demand remains uncertain and may hinge upon regulatory changes, in our view.

We expect mortgage prepayment speeds will be stable going forward. Prepayment strategies can provide good protection against a recession scenario that negatively impacts home prices or employment, in our view. We believe many prepayment-sensitive assets now offer an attractive risk-adjusted return at current price levels. We also believe they may offer significant upside potential if rates stabilize and volatility declines.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX and hedge the fund’s credit and market risks. CMBX is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. We used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What were the fund’s distributions during the reporting period?

The fund’s distributions are fixed at a targeted rate that is not expected to vary with each distribution but may change from time to time. During the last fiscal year, the fund made monthly distributions totaling $0.264 per share from October 2022 to September 2023, which were characterized as $0.201 per share of net investment income and $0.063 per share of return of capital. Of the fund’s return of capital, $0.045 per share was the result of the fund’s target distribution policy, while $0.018 per share was due to swap and foreign currency losses during the 2023 fiscal year. [Please see the Distributions to shareholders note on page 87 for more information on fund distributions.]

Thank you for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Master Intermediate Income Trust 7

CLOSED-END FUNDS OFFER DISTINCTIVE CHARACTERISTICS

Closed-end funds have some key characteristics that you should understand as you consider your portfolio strategies.

More assets at work Closed-end funds are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges.

They have a market price A closed-end fund has a per-share net asset value (NAV) and a market price, which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

8 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2023, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance Total return for periods ended 9/30/23

	Life of fund
	(since 4/29/88)	10 years	5 years	3 years	1 year
Net asset value	5.19%	1.57%	–0.72%	–1.63%	1.75%
Market price	5.19	2.22	–0.53	–2.89	0.77

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative annualized index returns For periods ended 9/30/23

	Life of fund
	(since 4/29/88)	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index*	—	1.12%	1.73%	1.67%	4.52%
Bloomberg Government/
Credit Bond Index	5.31%	1.31	0.41	–5.32	0.93
FTSE Non-U. S. World
Government Bond Index	3.72	–2.31	–4.34	–10.77	2.55
JPMorgan Global High
Yield Index†	—	4.31	3.03	2.17	10.78
Lipper Closed-end
General Bond Funds category
median‡	6.61	4.35	2.86	2.72	9.68

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the inception of the fund.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/23, there were 64, 52, 41, 24, and 5 funds, respectively, in this Lipper category.

Master Intermediate Income Trust 9

Past performance does not indicate future results.

Fund price and distribution information For the 12-month period ended 9/30/23

Distributions
Number	12
Income	$0.201090
Capital gains	—
Return of capital*	0.062910
Total	$0.264000
Share value	NAV	Market price
9/30/22	$3.52	$3.25
9/30/23	3.32	3.02
Current dividend rate**	7.95%	8.74%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 99.

**Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at period-end.

10 Master Intermediate Income Trust

Information about the fund’s goal, investment strategies, principal risks, and fundamental investment policies

Goal

The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s main investment strategies and related risks

This section contains detail regarding the fund’s main investment strategies and the related risks you face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

We pursue the fund’s goal by investing mainly in assignments of and participations in fixed and floating rate bank loans, bonds and related derivatives, securitized debt instruments (such as residential mortgage-backed securities and commercial mortgage-backed securities), and other obligations of companies and governments worldwide that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”), that have intermediate- to long-term maturities (three years or longer), and that are from multiple sectors. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions and credit default, total return and interest rate swap contracts, for hedging and non-hedging purposes and to obtain leverage.

The fund currently has significant investment exposure to CMBS, which are subject to risks associated with the commercial real estate markets and the servicing of mortgage loans secured by commercial properties. During periods of difficult economic conditions, delinquencies and losses on CMBS in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The fund achieves exposure to CMBS via cash securities and CMBX, an index that references a basket of CMBS.

• Foreign investments. We consider any securities issued by a foreign government or a supranational organization (such as the World Bank) or denominated in a foreign currency to be securities of a foreign issuer. In addition, we consider an issuer to be a foreign issuer if we determine that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. Foreign investments involve certain special risks, including:

— Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

— Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions, tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), and tax increases.

— Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.

— Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

— Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

Master Intermediate Income Trust 11

— Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

— Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation, or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.- traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If a default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and could decrease. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt.

We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the

12 Master Intermediate Income Trust

risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which can significantly strain the financial resources of debt issuers, including the issuers of the bonds in which the fund invests (or has exposure to). This may make it less likely that those issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. It is difficult to predict the level of financial stress and duration of such stress issuers may experience.

• Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

• Derivatives. We may engage to a significant extent in a variety of transactions involving derivatives, such as to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices, forward contracts, certain foreign currency transactions, credit default, total return and interest rate swap contracts, including to obtain or adjust exposure to commercial and residential mortgage-backed instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives for hedging and non-hedging purposes and to obtain leverage. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad), to increase or decrease the fund’s exposure to inflation, adjust the term of the fund’s U.S. Treasury security exposure, to adjust the fund’s positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates), to take tactical positions along the yield curve or to a particular currency or group of currencies, or as a substitute for a direct investment in the securities of one or more issuers. The fund may also use derivatives to isolate prepayment risk associated with the fund’s holdings of collateralized mortgage obligations. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect

Master Intermediate Income Trust 13

correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivatives positions. Derivatives may be subject to liquidity risk due to the obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivative positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to legality or enforceability of the derivative contract.

• Floating rate loans. Floating rate loans are debt obligations with interest rates that adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate, such as the London Inter-Bank Offered Rate or the prime rate offered by one or more major U.S. banks. While most floating rate loans are below-investment-grade in quality, many also are senior in rank in the event of bankruptcy to most other securities of the borrower, such as common stock or public bonds. Floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.

Floating rate loans generally are less sensitive to interest rate changes than obligations with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments. Most floating rate loans allow for prepayment of principal without penalty. If a borrower prepays a loan, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid loan or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency proceedings. Floating rate loans may not be fully collateralized and may decline in value. Loans may not be considered “securities,” and it is possible that the fund may not be entitled to rely on anti-fraud and other protections under the federal securities laws when it purchases loans.

Although the market for the types of floating rate loans in which the fund invests has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling these loans at their market values when we consider such a sale desirable. In addition, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for floating rate loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain consent of borrower and/or agent can delay or impede the fund’s ability to sell the floating rate loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from floating rate loan transactions will not be available to meet redemption obligations.

• Liquidity and illiquid investments. We may invest the fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Focused investment risk. Focusing investments in sectors and industries with high positive

14 Master Intermediate Income Trust

correlations to one another creates additional risk. The fund currently has significant investment exposure to private issuers of residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which makes the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. Factors affecting the residential and commercial real estate markets include the supply and demand of real property in particular markets, changes in the availability, terms and costs of mortgages, changes in tenants’ ability to make loan payments, changes in zoning laws and eminent domain practices, the impact of environmental laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, changes in government regulations, and local and regional market conditions. Some of these factors may vary greatly by geographic location. The value of these investments also may be affected by changes in interest rates and social and economic trends.

Mortgage-backed securities are subject to the risk of fluctuations in income from underlying real estate assets, prepayments, extensions, and defaults by borrowers.

Because the fund currently has significant investment exposure to commercial mortgage-backed securities, the fund may be particularly susceptible to adverse developments affecting those securities. Commercial mortgage-backed securities include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. During periods of difficult economic conditions (including periods of significant disruptions to business operations, supply chains, and customer activity and lower consumer demand for goods and services), delinquencies and losses on commercial real estate generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. The risk of defaults on residential mortgage-backed securities is generally higher in the case of mortgage-backed investments that include non-qualified mortgages. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the fund’s mortgage-backed investments.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates, inflation or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, asset class, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks may be exacerbated during economic downturns or other periods of economic stress.

The COVID-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the COVID-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the COVID-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty.

Master Intermediate Income Trust 15

• ESG considerations. Although ESG considerations do not represent a primary focus of the fund, we expect to integrate environmental, social, or governance (“ESG”) considerations into our fundamental research process and investment decision-making for the fund, where we consider them material and relevant, and where data is available. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as credit, interest rate, prepayment and liquidity risks, as well as general market conditions, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with traditional fundamental considerations, including a company’s industry, geography, and strategic position or the fundamentals of a securitized product and its underlying assets. With respect to securitized products, we may evaluate ESG considerations related to the originator, servicers and other relevant parties. We also consider ESG factors when evaluating sovereign debt, including both current ESG metrics and goals and progress by the sovereign issuer with respect to ESG considerations. When considering ESG factors for all asset classes, we use company or issuer disclosures, public data sources, and independent third-party data (where available) as inputs into our analytical processes. With respect to certain fund holdings, such as holdings of securitized investments, data on material ESG considerations may be limited. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

• Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans. The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions, and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise. Large cash positions may dampen performance and may prevent the fund from achieving its goal. The fund may also loan portfolio securities to earn income.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment opportunities, and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

16 Master Intermediate Income Trust

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the fund’s prospectus, statement of additional information or shareholder report and is otherwise still in effect.

The fund’s fundamental investment policies

The fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund (which is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy). The fund may not:

1. Borrow money or issue senior securities (as defined in the 1940 Act), except as permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act or (iii) any applicable exemption from the provisions of the 1940 Act.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies or instrumentalities, or of any foreign government, its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries).

9. Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a reorganization or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers’ commissions.

Master Intermediate Income Trust 17

Comparative index definitions

Bloomberg Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

FTSE® Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed income securities.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

18 Master Intermediate Income Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2023, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2023, up to 10% of the fund’s common shares outstanding as of September 30, 2023.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of September 30, 2023, Putnam employees had approximately $477,000,000 and the Trustees had approximately $65,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Master Intermediate Income Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you or your intermediary.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Master Intermediate Income Trust 21

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

22 Master Intermediate Income Trust

Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton

Master Intermediate Income Trust 23

discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were identical to the Current Management Contracts, except for the effective dates and initial terms.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

24 Master Intermediate Income Trust

objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of

Master Intermediate Income Trust 25

Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that since closed-end funds typically do not change materially in size through the sale or redemption of shares, these are not likely to have a meaningful impact. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major,

26 Master Intermediate Income Trust

but not the sole, determinant of total costs to fund shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and investor services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees

Master Intermediate Income Trust 27

of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	4th
Five-year period	4th

28 Master Intermediate Income Trust

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 62, 46 and 37 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year and five-year periods ended December 31, 2022 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2021 and, to a lesser extent, in 2020. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2021.

The Trustees considered the fund’s strong, top quintile returns relative to its peers in 2022, noting Putnam Management’s observation that the solid performance of the commercial mortgage-backed securities sector contributed to the fund’s returns. In addition, the Trustees considered the retirement of two of the fund’s portfolio managers and the addition of a portfolio manager since 2022. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliate by the closed-end funds for investor

Master Intermediate Income Trust 29

services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the closed-end funds to PSERV for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the closed-end funds, and that they were of a quality at least equal to those provided by other providers.

30 Master Intermediate Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Master Intermediate Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Master Intermediate Income Trust (the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 16, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

32 Master Intermediate Income Trust

The fund’s portfolio 9/30/23

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (69.6%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (8.5%)
Government National Mortgage Association Pass-Through Certificates
5.50%, TBA, 10/1/53	$5,000,000	$4,852,518
5.50%, 5/20/49	19,302	18,993
5.00%, 5/20/49	53,113	50,889
4.50%, TBA, 10/1/53	5,000,000	4,618,320
4.00%, TBA, 10/1/53	4,000,000	3,603,890
3.50%, with due dates from 9/20/49 to 3/20/50	705,593	618,425
		13,763,035
U.S. Government Agency Mortgage Obligations (61.1%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	56,455	53,813
4.50%, 5/1/49	8,298	7,732
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	22,000,000	22,105,156
6.00%, TBA, 10/1/53	37,000,000	36,521,583
5.50%, TBA, 10/1/53	12,000,000	11,598,756
5.00%, TBA, 10/1/53	15,000,000	14,154,501
3.50%, TBA, 10/1/53	4,000,000	3,439,374
3.00%, TBA, 10/1/53	6,000,000	4,960,549
2.50%, TBA, 10/1/53	7,000,000	5,552,145
		98,393,609
Total U.S. government and agency mortgage obligations (cost $113,933,298)		$112,156,644

U.S. TREASURY OBLIGATIONS (0.8%)*	Principal amount	Value
U.S. Treasury Notes
1.875%, 2/28/27 [i]	$143,000	$130,367
1.625%, 5/15/31 [i]	517,000	422,896
0.625%, 8/15/30 [i]	744,000	571,615
0.25%, 10/31/25 [i]	135,000	122,521
Total U.S. treasury obligations (cost $1,247,399)		$1,247,399

MORTGAGE-BACKED SECURITIES (40.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (13.8%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	$422,441	$86,854
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	2,447,356	524,846
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	1,854,495	418,146
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	3,286,199	730,482
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	2,446,565	542,270
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	152,670	23,400
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	3,603,446	684,637
REMICs Ser. 23-5349, Class IB, IO, 4.00%, 12/15/46	2,100,000	387,234
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	437,766	65,827
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	218,093	16,024
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	115,942	3,829
REMICs Ser. 23-5349, Class IA, IO, 3.00%, 12/15/42	1,000,000	87,139

Master Intermediate Income Trust 33

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 6.14%), 0.821%, 9/25/50	$3,801,849	$393,111
REMICs IFB Ser. 4742, Class S, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.772%, 12/15/47	632,629	61,998
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.672%, 8/15/56	2,256,514	214,888
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.672%, 4/15/47	446,338	41,905
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.671%, 7/25/50	3,417,166	318,328
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 1/25/50	2,371,859	183,693
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.384%, 7/25/43 W	743,464	9,826
Federal National Mortgage Association
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	937,274	156,949
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	33,732	5,556
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,155,688	181,258
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	99,443	13,989
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	3,562,089	648,983
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	132,600	25,646
REMICs Ser. 23-49, Class IC, IO, 4.00%, 11/25/49	100,000	16,157
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	1,202,291	209,615
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	357,823	51,605
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	271,263	38,785
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	195,529	23,385
REMICs Ser. 21-56, Class WI, IO, 2.50%, 9/25/51	6,748,529	918,487
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x US 30 Day Average SOFR) + 6.29%), 0.971%, 4/25/40	273,872	23,335
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 6.14%), 0.821%, 3/25/48	1,454,709	101,102
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.771%, 6/25/48	2,493,696	227,870
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 6.04%), 0.721%, 5/25/47	3,139,933	246,893
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 6.04%), 0.721%, 10/25/41	27,770	49
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.671%, 12/25/46	1,222,307	66,872
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 3/25/50	2,111,058	186,449
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.621%, 8/25/49	1,364,948	94,093
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x US 30 Day Average SOFR) + 5.89%), 0.571%, 11/25/49	2,777,726	241,662
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 5.79%), 0.471%, 10/25/41	628,413	40,468
Government National Mortgage Association
Ser. 16-42, IO, 5.00%, 2/20/46	849,130	159,558
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,495,875	336,751

34 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-76, IO, 5.00%, 5/20/44	$347,232	$68,737
Ser. 12-146, IO, 5.00%, 12/20/42	227,349	43,160
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	328,278	67,107
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	240,153	48,251
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,059,998	218,296
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	546,718	111,776
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,093,654	214,581
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	186,581	36,362
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	991,121	195,587
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	3,533,361	721,423
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	462,086	89,859
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	409,938	79,558
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	422,282	71,677
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	752,539	137,188
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	384,121	66,561
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	1,057,323	183,424
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	814,900	150,186
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	617,923	80,670
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	1,757,595	262,030
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	355,908	13,390
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	229,302	37,794
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	459,037	28,532
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	199,654	30,738
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	188,206	31,944
Ser. 21-156, IO, 3.50%, 7/20/51	4,141,351	712,181
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	2,465,908	461,700
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	395,088	64,985
Ser. 13-28, IO, 3.50%, 2/20/43	131,998	19,125
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	212,834	24,310
Ser. 13-14, IO, 3.50%, 12/20/42	831,424	89,802
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	882,689	144,743
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	862,986	134,321
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	419,651	66,468
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	437,104	27,232
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	3,448,319	526,938
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	2,834,682	434,447
Ser. 17-H19, Class MI, IO, 2.066%, 4/20/67 W	1,114,569	60,521
Ser. 16-H03, Class DI, IO, 2.043%, 12/20/65 W	2,423,611	101,601
Ser. 15-H25, Class EI, IO, 1.824%, 10/20/65 W	1,692,553	65,671
Ser. 15-H20, Class AI, IO, 1.771%, 8/20/65 W	2,367,377	81,911
Ser. 18-H15, Class KI, IO, 1.763%, 8/20/68 W	2,091,480	79,373
FRB Ser. 15-H08, Class CI, IO, 1.744%, 3/20/65 W	1,267,730	39,553
Ser. 15-H23, Class BI, IO, 1.687%, 9/20/65 W	2,295,654	70,017
Ser. 16-H24, Class CI, IO, 1.62%, 10/20/66 W	1,617,571	51,762
Ser. 16-H14, IO, 1.613%, 6/20/66 W	1,980,442	52,642
Ser. 13-H08, Class CI, IO, 1.554%, 2/20/63 W	1,030,649	32,569
Ser. 14-H21, Class BI, IO, 1.476%, 10/20/64 W	3,016,627	90,800

Master Intermediate Income Trust 35

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 23-35, Class SH, IO, ((-1 x US 30 Day Average SOFR) + 6.45%), 1.136%, 2/20/53	$7,106,618	$476,310
IFB Ser. 21-98, Class SK, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 6/20/51	5,224,564	522,874
IFB Ser. 21-77, Class SM, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 5/20/51	3,092,653	304,526
IFB Ser. 21-59, Class SM, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 4/20/51	6,376,831	567,742
IFB Ser. 21-59, Class SQ, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 4/20/51	2,110,141	181,947
IFB Ser. 20-133, Class CS, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.861%, 9/20/50	2,970,420	311,526
FRB Ser. 21-116, Class ES, IO, ((-1 x CME Term SOFR 1 Month) + 6.09%), 0.755%, 11/20/47	3,113,811	311,525
Ser. 15-H20, Class CI, IO, 0.749%, 8/20/65 W	2,662,032	131,771
IFB Ser. 14-60, Class SD, IO, ((-1 x CME Term SOFR 1 Month) + 6.07%), 0.741%, 4/20/44	1,666,607	135,833
IFB Ser. 20-97, Class QS, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.711%, 7/20/50	1,910,345	188,617
IFB Ser. 19-5, Class SB, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.711%, 1/20/49	1,502,296	117,536
Ser. 16-H16, Class EI, IO, 0.704%, 6/20/66 W	2,334,136	81,928
IFB Ser. 20-63, Class SP, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 5/20/50	2,100,297	180,559
IFB Ser. 20-63, Class PS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 4/20/50	2,679,503	246,377
IFB Ser. 19-96, Class SY, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 8/20/49	2,064,785	176,952
IFB Ser. 19-83, Class SY, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 7/20/49	1,852,995	153,372
IFB Ser. 19-89, Class PS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.661%, 7/20/49	2,450,289	183,660
Ser. 16-H17, Class KI, IO, 0.617%, 7/20/66 W	1,357,443	55,729
IFB Ser. 20-7, Class SK, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.611%, 1/20/50	1,570,316	129,418
IFB Ser. 19-152, Class ES, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.611%, 12/20/49	1,293,353	102,743
IFB Ser. 19-110, Class SQ, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.611%, 9/20/49	1,999,942	163,491
Ser. 16-H18, Class QI, IO, 0.57%, 6/20/66 W	1,579,715	67,711
IFB Ser. 20-63, Class AS, IO, ((-1 x CME Term SOFR 1 Month) + 5.89%), 0.561%, 8/20/43	2,219,442	159,289
Ser. 15-H15, Class BI, IO, 0.529%, 6/20/65 W	1,435,856	49,968
Ser. 17-H11, Class DI, IO, 0.496%, 5/20/67 W	2,095,520	103,107
Ser. 15-H24, Class AI, IO, 0.43%, 9/20/65 W	2,028,714	51,651
Ser. 17-H12, Class QI, IO, 0.22%, 5/20/67 W	1,930,396	60,510
IFB Ser. 14-119, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 5.49%), 0.161%, 8/20/44	763,319	49,199
Ser. 16-H09, Class BI, IO, 0.105%, 4/20/66 W	3,005,172	134,031
Ser. 16-H06, Class DI, IO, 0.07%, 7/20/65 W	2,979,847	56,090

36 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H16, Class JI, IO, 0.069%, 8/20/67 W	$5,566,510	$251,569
Ser. 18-H02, Class EI, IO, 0.05%, 1/20/68 W	3,477,886	142,506
Ser. 15-H10, Class BI, IO, 0.047%, 4/20/65 W	1,574,096	61,232
Ser. 18-H05, Class AI, IO, 0.036%, 2/20/68 W	1,278,425	50,743
Ser. 18-H05, Class BI, IO, 0.036%, 2/20/68 W	2,430,025	95,794
Ser. 16-H03, Class AI, IO, 0.034%, 1/20/66 W	1,863,975	58,066
Ser. 17-H02, Class BI, IO, 0.031%, 1/20/67 W	1,584,914	43,427
Ser. 16-H22, Class AI, IO, 0.03%, 10/20/66 W	2,201,443	69,293
Ser. 16-H23, Class NI, IO, 0.03%, 10/20/66 W	5,943,180	222,869
Ser. 18-H03, Class XI, IO, 0.019%, 2/20/68 W	2,632,693	107,677
Ser. 17-H08, Class NI, IO, 0.019%, 3/20/67 W	3,045,495	89,842
Ser. 17-H06, Class BI, IO, 0.015%, 2/20/67 W	2,393,194	67,426
Ser. 17-H09, IO, 0.014%, 4/20/67 W	3,112,925	73,372
Ser. 17-H16, Class IG, IO, 0.009%, 7/20/67 W	4,975,365	116,881
Ser. 16-H06, Class CI, IO, 0.002%, 2/20/66 W	2,777,547	38,772
Ser. 16-H10, Class AI, IO, zero %, 4/20/66 W	5,216,751	76,749
		22,253,667
Commercial mortgage-backed securities (14.1%)
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	359,000	203,618
Benchmark Mortgage Trust FRB Ser. 18-B1, Class C, 4.329%, 1/15/51 W	405,000	282,640
Benchmark Mortgage Trust 144A
FRB Ser. 18-B3, Class D, 3.176%, 4/10/51 W	568,000	308,212
Ser. 19-B13, Class D, 2.50%, 8/15/57	372,000	205,158
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 5.029%, 2/10/44 W	590,000	351,267
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	626,000	280,241
Ser. 19-CD8, Class D, 3.00%, 8/15/57	378,000	234,171
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	409,000	334,365
FRB Ser. 11-C2, Class F, 5.08%, 12/15/47 W	925,000	587,333
Citigroup Commercial Mortgage Trust 144A
Ser. 15-P1, Class D, 3.225%, 9/15/48	610,000	487,419
Ser. 15-GC27, Class E, 3.00%, 2/10/48	391,000	248,226
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 5.08%, 4/10/47 W	441,000	371,166
Ser. 13-CR12, Class AM, 4.30%, 10/10/46	465,000	404,857
Ser. 15-DC1, Class B, 4.035%, 2/10/48 W	447,000	388,049
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 5.006%, 5/10/47 W	290,000	262,475
FRB Ser. 14-CR17, Class E, 5.006%, 5/10/47 W	758,000	504,373
FRB Ser. 14-UBS3, Class D, 4.923%, 6/10/47 W	144,000	93,619
FRB Ser. 13-CR7, Class D, 4.398%, 3/10/46 W	136,797	118,330
FRB Ser. 15-LC19, Class E, 4.354%, 2/10/48 W	385,000	289,171
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	72,520

Master Intermediate Income Trust 37

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse Mortgage Trust 144A FRB Ser. 22-NWPT, Class A, 8.475%, 9/9/24	$252,000	$253,878
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.892%, 4/15/50 W	527,000	321,470
Federal Home Loan Mortgage Corporation 144A Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 9.315%, 11/25/51	797,000	756,333
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.688%, 2/10/46 W	638,000	551,815
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	294,000	244,527
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC5, Class B, 5.299%, 8/10/44 W	212,000	176,096
FRB Ser. 14-GC24, Class D, 4.657%, 9/10/47 W	1,285,000	552,886
FRB Ser. 13-GC13, Class D, 3.965%, 7/10/46 W	531,000	229,368
Ser. 19-GC38, Class D, 3.00%, 2/10/52	500,000	314,816
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.893%, 2/15/47 W	963,000	597,275
FRB Ser. 14-C19, Class C19, 4.781%, 4/15/47 W	400,000	371,999
FRB Ser. 14-C18, Class E, 4.393%, 2/15/47 W	407,000	238,972
FRB Ser. C14, Class D, 4.385%, 8/15/46 W	515,000	267,508
FRB Ser. 14-C23, Class D, 4.129%, 9/15/47 W	505,000	418,040
FRB Ser. 14-C25, Class D, 4.081%, 11/15/47 W	200,000	103,329
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	1,500,000	112,500
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	197,456
JPMCC Commercial Mortgage Securities Trust 144A FRB Ser. 17-JP7, Class D, 4.529%, 9/15/50 W	268,000	182,015
JPMDB Commercial Mortgage Securities Trust FRB Ser. 18-C8, Class C, 4.923%, 6/15/51 W	192,000	153,600
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.261%, 4/15/46 W	581,000	358,029
Ser. 13-LC11, Class B, 3.499%, 4/15/46	221,000	193,045
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class F, 5.71%, 2/15/46 W	410,000	94,207
FRB Ser. 12-C6, Class E, 5.129%, 5/15/45 W	263,000	214,125
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	841,000	358,334
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	462,989	1,732
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	13,487	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C25, Class C, 4.668%, 10/15/48 W	253,000	221,654
Ser. 12-C6, Class C, 4.536%, 11/15/45 W	324,923	299,167
FRB Ser. 15-C22, Class C, 4.341%, 4/15/48 W	575,000	503,663
Ser. 14-C19, Class C, 4.00%, 12/15/47	211,000	190,625
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class D, 5.074%, 10/15/46 W	416,000	344,977
FRB Ser. 12-C6, Class E, 4.531%, 11/15/45 W	258,000	167,700
FRB Ser. 15-C23, Class D, 4.276%, 7/15/50 W	601,000	505,334
FRB Ser. 13-C11, Class D, 4.22%, 8/15/46 W	900,000	8,100
FRB Ser. 13-C11, Class F, 4.22%, 8/15/46 W	496,000	2,495

38 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C10, Class D, 4.095%, 7/15/46 W	$485,000	$204,143
FRB Ser. 13-C10, Class E, 4.095%, 7/15/46 W	1,006,000	228,199
FRB Ser. 13-C10, Class F, 4.095%, 7/15/46 W	975,000	48,961
FRB Ser. 13-C9, Class D, 3.972%, 5/15/46 W	422,000	312,280
Ser. 14-C17, Class E, 3.50%, 8/15/47	443,000	354,155
Ser. 14-C18, Class D, 3.389%, 10/15/47	343,000	282,670
Ser. 14-C19, Class D, 3.25%, 12/15/47	602,000	497,197
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	168,221	140,263
FRB Ser. 18-H3, Class C, 5.013%, 7/15/51 W	284,000	227,864
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.336%, 3/15/45 W	152,698	140,656
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 9.179%, 3/25/50	699,466	680,482
FRB Ser. 19-01, Class M10, 8.679%, 10/25/49	556,221	541,791
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL9, Class A, 7.787%, 6/25/37	375,660	375,373
RIAL Issuer, Ltd. 144A FRB Ser. 22-FL8, Class B, 8.581%, 1/19/37 (Bermuda)	504,000	481,320
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	558,952	6
UBS Commercial Mortgage Trust FRB Ser. 17-C3, Class C, 4.535%, 8/15/50 W	319,000	255,078
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class D, 5.143%, 1/15/59 W	216,000	115,506
FRB Ser. 15-SG1, Class B, 4.601%, 9/15/48 W	346,000	302,634
FRB Ser. 15-C29, Class D, 4.359%, 6/15/48 W	394,000	337,876
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C30, Class D, 4.648%, 9/15/58 W	121,000	90,295
FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	188,000	47,475
Ser. 14-LC16, Class D, 3.938%, 8/15/50	889,000	67,740
Ser. 16-C33, Class D, 3.123%, 3/15/59	698,000	497,088
WF-RBS Commercial Mortgage Trust Ser. 14-C21, Class C, 4.234%, 8/15/47 W	250,000	209,720
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.206%, 3/15/46 W	226,000	218,497
FRB Ser. 13-UBS1, Class E, 5.206%, 3/15/46 W	303,000	293,250
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	1,104,000	273,240
		22,758,039
Residential mortgage-backed securities (non-agency) (12.1%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	363,627	212,215
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 5.501%, 11/27/36 W	482,451	332,891
Bear Stearns Alt-A Trust FRB Ser. 05-10, Class 11A1, (CME Term SOFR 1 Month + 0.61%), 5.934%, 1/25/36	45,244	40,156
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (CME Term SOFR 1 Month + 0.29%), 5.614%, 11/25/47	168,371	124,049

Master Intermediate Income Trust 39

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D, (CME Term SOFR 1 Month + 0.46%), 5.784%, 3/25/37	$704,335	$572,520
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3, 3.698%, 3/25/65 W	1,000,000	918,929
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, (CME Term SOFR 1 Month + 0.81%), 6.134%, 9/25/35	246,995	216,687
FRB Ser. 05-38, Class A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 1.50%), 6.126%, 9/25/35	200,724	174,244
FRB Ser. 05-59, Class 1A1, (CME Term SOFR 1 Month + 0.77%), 6.099%, 11/20/35	264,966	232,973
FRB Ser. 06-OA10, Class 3A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	232,312	202,105
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	1,537,218	1,253,245
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.96%), 5.586%, 8/25/46	76,243	67,862
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 5.566%, 6/25/46	198,976	165,537
FRB Ser. 06-OA7, Class 1A1, 3.46%, 6/25/46 W	234,046	205,305
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (US 30 Day Average SOFR + 10.61%), 15.929%, 5/25/28	266,219	287,712
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (US 30 Day Average SOFR + 10.11%), 15.429%, 7/25/28	1,275,204	1,418,813
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (US 30 Day Average SOFR + 9.46%), 14.779%, 4/25/28	569,059	620,840
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (US 30 Day Average SOFR + 9.31%), 14.629%, 10/25/27	394,846	418,323
Structured Agency Credit Risk Debt FRN Ser. 15-HQA1, Class B, (US 30 Day Average SOFR + 8.91%), 14.229%, 3/25/28	384,928	396,678
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (US 30 Day Average SOFR + 7.66%), 12.979%, 12/25/27	599,165	632,042
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (US 30 Day Average SOFR + 12.36%), 17.679%, 2/25/49	85,000	105,106
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 16.815%, 10/25/50	176,000	226,304
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (US 30 Day Average SOFR + 11.36%), 16.679%, 4/25/49	106,000	126,904
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (US 30 Day Average SOFR + 11.11%), 16.429%, 10/25/48	649,000	797,293
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (US 30 Day Average SOFR + 10.86%), 16.179%, 1/25/49	141,000	172,375
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (US 30 Day Average SOFR + 10.61%), 15.929%, 3/25/49	118,000	138,539
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (US 30 Day Average SOFR + 10.11%), 15.429%, 8/25/50	609,000	779,139
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (US 30 Day Average SOFR + 10.11%), 15.429%, 7/25/50	430,000	536,963

40 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (US 30 Day Average SOFR + 7.86%), 13.179%, 9/25/48	$174,000	$192,830
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (US 30 Day Average SOFR + 5.86%), 11.179%, 7/25/50	152,487	166,097
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4, Class B1, (US 30 Day Average SOFR + 5.36%), 10.679%, 9/25/50	295,911	319,349
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (US 30 Day Average SOFR + 3.21%), 8.529%, 3/25/50	128,069	132,061
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	307,000	272,520
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	405,000	378,244
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	636,000	538,724
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (US 30 Day Average SOFR + 12.86%), 18.179%, 10/25/28	89,399	105,448
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (US 30 Day Average SOFR + 12.36%), 17.679%, 9/25/28	1,111,181	1,305,379
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (US 30 Day Average SOFR + 11.86%), 17.179%, 10/25/28	565,483	658,727
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (US 30 Day Average SOFR + 11.86%), 17.179%, 8/25/28	365,923	421,749
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (US 30 Day Average SOFR + 10.86%), 16.179%, 1/25/29	119,428	135,717
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (US 30 Day Average SOFR + 9.36%), 14.679%, 4/25/29	19,805	22,085
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (US 30 Day Average SOFR + 5.61%), 10.929%, 9/25/29	285,000	315,233
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (US 30 Day Average SOFR + 4.61%), 9.929%, 12/25/30	283,000	310,217
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (US 30 Day Average SOFR + 4.56%), 9.879%, 5/25/30	82,000	88,754
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 9.815%, 1/25/42	180,000	184,050
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (US 30 Day Average SOFR + 4.21%), 9.529%, 9/25/31	556,000	584,047
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (US 30 Day Average SOFR + 3.76%), 9.079%, 2/25/40	504,000	524,440
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (US 30 Day Average SOFR + 2.56%), 7.879%, 7/25/31	3,528	3,542
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (CME Term SOFR 1 Month + 0.47%), 5.794%, 5/25/36	475,521	113,736
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (CME Term SOFR 1 Month + 0.42%), 5.744%, 5/25/37	191,178	109,397
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (CME Term SOFR 1 Month + 0.63%), 5.962%, 5/19/35	239,522	73,157
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 9.465%, 1/25/34 (Bermuda)	150,000	140,779

Master Intermediate Income Trust 41

MORTGAGE-BACKED SECURITIES (40.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
LHOME Mortgage Trust 144A
Ser. 23-RTL2, Class A1, 8.00%, 6/25/28	$254,000	$252,159
Ser. 21-RTL1, Class A1, 2.09%, 2/25/26 W	30,857	30,682
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (CME Term SOFR 1 Month + 0.34%), 2.696%, 2/26/37	191,700	155,359
MortgageIT Trust FRB Ser. 05-3, Class M2, (CME Term SOFR 1 Month + 0.91%), 6.229%, 8/25/35	33,559	31,394
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (CME Term SOFR 1 Month + 0.54%), 5.864%, 5/25/46	194,664	169,358
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1BG, (CME Term SOFR 1 Month + 0.23%), 5.554%, 8/25/36	138,102	117,807
Towd Point Mortgage Trust 144A Ser. 19-2, Class A2, 3.75%, 12/25/58 W	216,000	184,681
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (CME Term SOFR 1 Month + 1.09%), 6.414%, 10/25/45	87,477	79,813
		19,493,284
Total mortgage-backed securities (cost $74,622,605)		$64,504,990

CORPORATE BONDS AND NOTES (19.6%)*		Principal amount	Value
Basic materials (2.2%)
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29		$255,000	$224,332
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		569,000	473,745
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		260,000	226,887
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		240,000	225,914
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		75,000	61,505
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		303,000	297,004
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		267,000	223,945
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	300,000	268,187
HTA Group, Ltd./Mauritius company guaranty sr. unsec. notes Ser. REGS, 7.00%, 12/18/25 (Tanzania)		$200,000	192,000
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		245,000	226,687
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)		500,000	378,125
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28		255,000	254,449
Resideo Funding, Inc. 144A company guaranty sr. unsec. unsub. notes 4.00%, 9/1/29		280,000	230,042
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		230,000	225,975
			3,508,797
Capital goods (1.6%)
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		520,000	523,900
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	240,000	243,398

42 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (19.6%)* cont.		Principal amount	Value
Capital goods cont.
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		$150,000	$152,250
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		263,000	233,783
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		235,000	192,746
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC 144A company guaranty sr. notes 4.00%, 10/15/27		260,000	230,750
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31		226,000	229,108
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		265,000	227,943
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		255,000	228,359
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		120,000	105,431
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		80,000	69,870
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		190,000	186,303
			2,623,841
Communication services (0.8%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32		660,000	528,000
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/27		295,000	252,837
SBA Communications Corp. sr. unsec. notes 3.125%, 2/1/29 R		280,000	233,540
Vmed O2 UK Financing I PLC sr. notes Ser. REGS, 3.25%, 1/31/31 (United Kingdom)	EUR	275,000	237,599
			1,251,976
Consumer cyclicals (6.2%)
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		$548,000	513,755
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		285,000	223,885
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31		265,000	225,509
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30		232,000	225,750
Carnival Corp. 144A notes 9.875%, 8/1/27		225,000	234,883
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		270,000	239,668
Crocs, Inc. 144A company guaranty sr. unsec. notes 4.125%, 8/15/31		290,000	224,372
Dufry One BV company guaranty sr. unsec. notes Ser. REGS, 3.375%, 4/15/28 (Netherlands)	EUR	255,000	241,277
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity		$225,000	213,469
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26		280,000	241,272
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	495,000	541,138
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		$265,000	233,831
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		275,000	228,250

Master Intermediate Income Trust 43

CORPORATE BONDS AND NOTES (19.6%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		$265,000	$226,160
Levi Strauss & Co. sr. unsec. notes 3.375%, 3/15/27	EUR	305,000	301,956
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		$535,000	524,300
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		127,000	104,812
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		280,000	227,507
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		605,000	514,903
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		285,000	248,074
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		270,000	232,943
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		254,000	229,949
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		265,000	227,900
Nexstar Media, Inc. 144A company guaranty sr. unsec. notes 4.75%, 11/1/28		270,000	223,482
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		255,000	224,676
Penn Entertainment, Inc. 144A sr. unsec. notes 4.125%, 7/1/29		285,000	232,898
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29		255,000	237,632
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		220,000	232,416
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.125%, 7/1/30		290,000	232,177
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		262,000	237,398
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	270,000	251,374
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		$285,000	227,967
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30		592,000	517,260
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28		218,000	203,067
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		244,000	222,991
Verisure Midholding AB company guaranty sr. unsec. notes Ser. REGS, 5.25%, 2/15/29 (Sweden)	EUR	595,000	552,362
			10,021,263
Consumer staples (1.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		$275,000	228,518
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29		271,000	231,051
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		253,000	233,983
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	110,000	115,422
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		$250,000	236,414
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.375%, 1/31/32		275,000	230,378

44 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (19.6%)* cont.		Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		$285,000	$243,717
Loxam SAS company guaranty sr. notes Ser. EMTN, 6.375%, 5/15/28 (France)	EUR	230,000	237,840
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		$275,000	226,919
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29		255,000	227,911
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29		256,000	230,401
			2,442,554
Energy (3.8%)
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30		250,000	230,167
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30		242,000	234,638
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27		233,000	229,673
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28		330,000	335,775
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31		520,000	531,164
Ecopetrol SA sr. unsec. unsub. bonds 8.875%, 1/13/33 (Colombia)		530,000	517,699
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28		246,000	237,381
EnLink Midstream, LLC 144A company guaranty sr. unsec. unsub. notes 6.50%, 9/1/30		245,000	237,658
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30		270,000	227,674
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30		250,000	234,375
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29		602,000	548,770
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)		146,000	139,284
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)		409,000	401,457
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)		926,000	662,785
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)		114,000	84,607
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29		257,000	231,291
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28		242,000	232,320
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29		255,000	234,852
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31		530,000	521,023
			6,072,593
Financials (0.2%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		257,000	230,102
			230,102

Master Intermediate Income Trust 45

CORPORATE BONDS AND NOTES (19.6%)* cont.		Principal amount	Value
Health care (1.4%)
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		$274,000	$231,188
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		55,000	47,369
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28		235,000	228,538
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29		270,000	228,264
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		265,000	230,261
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		280,000	229,875
Tenet Healthcare Corp. 144A company guaranty sr. notes 6.75%, 5/15/31		540,000	520,814
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		535,000	551,050
			2,267,359
Technology (0.9%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		275,000	234,463
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29		275,000	231,626
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29		273,000	239,257
NCR Corp. 144A company guaranty sr. unsec. sub. notes 5.125%, 4/15/29		265,000	233,481
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29		275,000	230,214
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29		281,000	234,198
			1,403,239
Transportation (0.1%)
Air France-KLM sr. unsec. notes 8.125%, 5/31/28 (France)	EUR	200,000	220,155
			220,155
Utilities and power (0.9%)
Aegea Finance SARL 144A company guaranty sr. unsec. notes 9.00%, 1/20/31 (Luxembourg)		$240,000	241,200
Diamond II, Ltd. 144A company guaranty sr. notes 7.95%, 7/28/26 (India)		560,000	550,200
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32		305,000	228,961
PG&E Corp. sr. sub. notes 5.25%, 7/1/30		265,000	230,301
Vistra Operations Co., LLC 144A company guaranty sr. unsec. unsub. notes 4.375%, 5/1/29		270,000	232,101
			1,482,763
Total corporate bonds and notes (cost $33,042,613)			$31,524,642

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.3%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	310,000	$223,986
Benin (Republic of) sr. unsec. notes Ser. REGS, 4.875%, 1/19/32 (Benin)	EUR	210,000	164,099
Cameroon (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 7/7/32 (Cameroon)	EUR	360,000	252,010
Cote d’lvoire (Republic of) sr. unsec. notes Ser. REGS, 5.875%, 10/17/31 (Cote d’lvoire)	EUR	1,345,000	1,171,231

46 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.3%)* cont.	Principal amount	Value
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)	$1,300,000	$1,269,125
Development Bank of Mongolia, LLC unsec. notes Ser. REGS, 7.25%, 10/23/23 (Mongolia)	340,000	338,300
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	435,000	353,438
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	336,000	334,900
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	180,000	170,714
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	284,000	274,212
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%, 1/27/25 (Dominican Republic)	380,000	376,200
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%, 1/27/25 (Dominican Republic)	725,000	713,787
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)	1,130,000	723,200
Gabon (Republic of) sr. unsec. notes Ser. REGS, 6.625%, 2/6/31 (Gabon)	370,000	274,725
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana) (In default) †	1,510,000	705,925
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana) (In default) †	1,000,000	443,750
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)	379,000	321,455
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	1,220,000	1,137,203
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)	360,000	353,445
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	650,000	626,496
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)	400,000	370,000
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)	270,000	252,113
Mozambique (Republic of) unsec. notes Ser. REGS, 9.00%, 9/15/31 (Mozambique)	250,000	196,250
Romania (Government of) sr. unsec. unsub. notes 7.125%, 1/17/33 (Romania)	420,000	428,941
Serbia (Republic of) sr. unsec. notes 6.25%, 5/26/28 (Serbia)	430,000	421,400
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	1,400,000	961,984
Turkey (Republic of) sr. unsec. unsub. notes 9.125%, 7/13/30 (Turkey)	300,000	300,750
United Mexican States sr. unsec. unsub. bonds 3.50%, 2/12/34 (Mexico)	1,250,000	977,383
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	910,000	892,258
Total foreign government and agency bonds and notes (cost $17,189,689)		$15,029,280

Master Intermediate Income Trust 47

CONVERTIBLE BONDS AND NOTES (5.9%)*	Principal amount	Value
Basic materials (—%)
MP Materials Corp. 144A cv. sr. unsec. notes 0.25%, 4/1/26	$51,000	$43,799
		43,799
Capital goods (0.3%)
Axon Enterprise, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/27	146,000	155,490
Granite Construction, Inc. 144A cv. sr. unsec. notes 3.75%, 5/15/28	63,000	66,060
John Bean Technologies Corp. cv. sr. unsec. notes 0.25%, 5/15/26	87,000	78,039
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	100,000	111,950
Tetra Tech, Inc. 144A cv. sr. unsec. notes 2.25%, 8/15/28	93,000	91,605
		503,144
Communication services (0.1%)
Liberty Broadband Corp. 144A cv. sr. unsec. notes 3.125%, 3/31/53	136,000	141,644
		141,644
Consumer cyclicals (1.1%)
Alarm.com Holdings, Inc. cv. sr. unsec. notes zero %, 1/15/26	110,000	95,040
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	115,000	86,321
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26	55,000	45,925
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	91,000	151,970
Carnival Corp. 144A company guaranty cv. sr. unsec. unsub. notes 5.75%, 12/1/27	127,000	169,545
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	102,000	77,163
Expedia Group, Inc. company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	117,000	101,650
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	171,000	168,008
Liberty Media Corp.-Liberty Formula One cv. sr. unsec. notes 2.25%, 8/15/27	118,000	114,814
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	95,000	77,283
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes 3.125%, 1/15/29	194,000	201,178
NCL Corp., Ltd. company guaranty cv. sr. unsec. notes 5.375%, 8/1/25	40,000	46,500
NCL Corp., Ltd. company guaranty cv. sr. unsec. unsub. notes 2.50%, 2/15/27	37,000	31,894
Patrick Industries, Inc. company guaranty cv. sr. unsec. notes 1.75%, 12/1/28	57,000	53,780
Royal Caribbean Cruises, Ltd. cv. sr. unsec. unsub. notes 6.00%, 8/15/25	69,000	136,034
Shift4 Payments, Inc. cv. sr. unsec. sub. notes 0.50%, 8/1/27	128,000	109,363
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	136,000	119,680
		1,786,148
Consumer staples (0.6%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	60,000	52,800
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	52,000	40,430
Chefs’ Warehouse, Inc. (The) 144A cv. sr. unsec. unsub. notes 2.375%, 12/15/28	80,000	64,696
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28	205,000	154,878
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	49,000	45,031
MGP Ingredients, Inc. company guaranty cv. sr. unsec. bonds 1.875%, 11/15/41	52,000	63,804

48 Master Intermediate Income Trust

CONVERTIBLE BONDS AND NOTES (5.9%)* cont.	Principal amount	Value
Consumer staples cont.
Post Holdings, Inc. company guaranty cv. sr. unsec. usub. notes 2.50%, 8/15/27	$93,000	$92,210
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	62,000	45,958
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	55,000	51,310
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	91,000	74,668
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	119,000	102,495
Wayfair, Inc. cv. sr. unsec. unsub. notes 3.25%, 9/15/27	79,000	95,116
Zillow Group, Inc. cv. sr. unsec. sub. notes 1.375%, 9/1/26	144,000	171,576
		1,054,972
Energy (0.2%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	120,000	99,300
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	62,000	54,529
Northern Oil and Gas, Inc. 144A cv. sr. unsec. notes 3.625%, 4/15/29	101,000	124,764
		278,593
Financials (0.2%)
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	117,000	90,207
Welltower OP, LLC 144A company guaranty cv. sr. unsec. notes 2.75%, 5/15/28 R	152,000	155,121
		245,328
Health care (1.0%)
Alnylam Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes 1.00%, 9/15/27	132,000	121,770
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	82,000	81,229
BridgeBio Pharma, Inc. cv. sr. unsec. notes 2.50%, 3/15/27	47,000	44,885
CONMED Corp. cv. sr. unsec. notes 2.25%, 6/15/27	93,000	88,536
Cytokinetics, Inc. cv. sr. unsec. unsub. notes 3.50%, 7/1/27	51,000	43,253
Dexcom, Inc. 144A cv. sr. unsec. unsub. notes 0.375%, 5/15/28	253,000	224,411
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	223,000	192,471
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	168,000	141,758
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	97,000	94,866
Integer Holdings Corp. 144A cv. sr. unsec. unsub. notes 2.125%, 2/15/28	62,000	67,363
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	114,000	109,839
Lantheus Holdings, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 2.625%, 12/15/27	101,000	117,099
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	42,000	62,307
Sarepta Therapeutics, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/15/27	86,000	96,053
Shockwave Medical, Inc. 144A cv. sr. unsec. notes 1.00%, 8/15/28	62,000	59,334
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	63,000	50,205
		1,595,379
Technology (2.0%)
3D Systems Corp. cv. sr. unsec. notes zero %, 11/15/26	44,000	31,768
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	118,000	122,897
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	92,000	108,505
Altair Engineering, Inc. cv. sr. unsec. sub. notes 1.75%, 6/15/27	86,000	90,988
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27	107,000	92,448

Master Intermediate Income Trust 49

CONVERTIBLE BONDS AND NOTES (5.9%)* cont.	Principal amount	Value
Technology cont.
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27	$104,000	$84,175
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	81,000	87,359
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	112,000	98,493
Cloudflare, Inc. cv. sr. unsec. notes zero %, 8/15/26	55,000	46,750
Confluent, Inc. cv. sr. unsec. unsub. notes zero %, 1/15/27	89,000	72,588
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	94,000	110,309
DigitalOcean Holdings, Inc. cv. sr. unsec. notes zero %, 12/1/26	96,000	73,382
Dropbox, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	73,000	69,131
Envestnet, Inc. 144A company guaranty cv. sr. unsec. notes 2.625%, 12/1/27	82,000	74,743
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	63,000	52,920
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	63,000	58,779
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	83,000	147,906
Impinj, Inc. cv. sr. unsec. notes 1.125%, 5/15/27	82,000	71,086
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	138,000	115,644
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 1.50%, 12/15/29	31,000	28,179
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	53,000	90,577
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	118,000	102,719
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	22,000	39,600
ON Semiconductor Corp. 144A company guaranty cv. sr. unsec. notes 0.50%, 3/1/29	149,000	163,602
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	24,000	56,532
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	72,000	65,808
Progress Software Corp. cv. sr. unsec. notes 1.00%, 4/15/26	76,000	78,204
Seagate HDD Cayman 144A company guaranty cv. sr. unsec. notes 3.50%, 6/1/28 (Cayman Islands)	139,000	142,556
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27	125,000	92,625
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	209,000	197,192
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	90,000	76,545
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26	97,000	93,654
Unity Software, Inc. cv. sr. unsec. notes zero %, 11/15/26	81,000	64,112
Wolfspeed, Inc. 144A cv. sr. unsec. notes 1.875%, 12/1/29	82,000	53,341
Workiva, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 8/15/28	93,000	91,745
Ziff Davis, Inc. cv. sr. unsec. notes 1.75%, 11/1/26	83,000	76,319
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	82,000	98,482
		3,221,663
Transportation (0.1%)
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	177,000	175,673
		175,673
Utilities and power (0.3%)
CMS Energy Corp. 144A cv. sr. unsec. notes 3.375%, 5/1/28	100,000	93,750
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. unsub. notes 2.50%, 6/15/26	111,000	94,128
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	115,000	121,670
Southern Co. (The) 144A cv. sr. unsec. notes 3.875%, 12/15/25	151,000	146,772
		456,320
Total convertible bonds and notes (cost $10,413,379)		$9,502,663

50 Master Intermediate Income Trust

SENIOR LOANS (2.5%)*c		Principal amount	Value
Ahead DB Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.019%, 10/16/27		$239,388	$236,874
Chart Industries, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.174%, 12/8/29		469,640	469,640
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29		244,062	234,351
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28		766,081	765,905
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27		231,942	226,401
Gray Television, Inc. bank term loan FRN Ser. D, (CME Term SOFR 1 Month + 3.00%), 8.429%, 10/27/28		239,391	233,107
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27		238,968	237,864
Nouryon Finance BV bank term loan FRN (EURIBOR 3 Month ACT/360 + 4.25%), 7.949%, 4/3/28 (Netherlands)	EUR	200,000	209,974
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28		$621,414	618,860
Phoenix Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 8/11/28		254,354	252,332
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28		249,364	238,409
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.519%, 6/9/28		239,391	237,162
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27		74,000	16,280
Total senior loans (cost $4,030,387)			$3,977,159

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-3, Class E, (CME Term SOFR 1 Month + 3.36%), 8.684%, 10/22/24	$585,000	$577,688
FRB Ser. 21-3, Class D, (CME Term SOFR 1 Month + 2.11%), 7.434%, 10/22/24	500,000	493,438
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class F, (CME Term SOFR 1 Month + 5.36%), 10.684%, 5/7/24	190,667	190,667
Total asset-backed securities (cost $1,210,700)		$1,261,793

COMMON STOCKS (0.0%)*	Shares	Value
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	$11,293
Total common stocks (cost $10,349)		$11,293

Master Intermediate Income Trust 51

SHORT-TERM INVESTMENTS (20.6%)*		Principal amount/ shares	Value
Interest in $287,900,000 joint tri-party repurchase agreement dated 9/29/2023 with Royal Bank of Canada due 10/2/2023 — maturity value of $6,500,870 for an effective yield of 5.300% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.000% to 5.603% and due dates ranging from 10/19/2023 to 7/15/2032, valued at $293,787,765)		$6,498,000	$6,498,000
Putnam Short Term Investment Fund Class P 5.57% L	Shares	15,473,951	15,473,951
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	1,026,000	1,026,000
BPCE SA commercial paper 5.501%, 10/20/23 (France)		$1,000,000	$996,870
DNB Bank ASA commercial paper 5.406%, 11/22/23 (Norway)		750,000	744,039
GTA Funding,LLC asset-backed commercial paper 5.578%, 11/21/23		1,000,000	992,015
Liberty Street Funding, LLC asset-backed commercial paper 5.501%, 11/1/23 (Canada)		1,000,000	995,071
Mizuho Bank,Ltd./New York, NY commercial paper 5.478%, 10/18/23		1,000,000	997,202
Sumitomo Mitsui Trust Bank Ltd./Singapore commercial paper 5.638%, 12/15/23 (Singapore)		1,000,000	988,335
TotalEnergies Capital Canada, Ltd. commercial paper 5.331%, 10/5/23 (Canada)		1,000,000	999,111
U.S. Treasury Bills 5.324%, 11/16/23 # ∆ Φ		3,200,000	3,178,820
U.S. Treasury Bills 5.300%, 11/9/23		200,000	198,882
U.S. Treasury Bills 5.453%, 10/26/23		100,000	99,648
Total short-term investments (cost $33,189,768)			$33,187,944

TOTAL INVESTMENTS
Total investments (cost $288,890,187)	$272,403,807

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
SEK	Swedish Krona

Key to holding’s abbreviations
CME	Chicago Mercantile Exchange
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.

52 Master Intermediate Income Trust

IO	Interest Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $161,141,642.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $375,316 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $455,741 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $662,265 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Master Intermediate Income Trust 53

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $23,809,844)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/20/23	$233,776	$238,696	$4,920
	Canadian Dollar	Sell	10/18/23	295	302	7
	Euro	Sell	12/20/23	181,665	184,512	2,847
	New Zealand Dollar	Sell	10/18/23	11,807	12,008	201
	Swedish Krona	Sell	12/20/23	1,084	1,069	(15)
Barclays Bank PLC
	Canadian Dollar	Sell	10/18/23	60,900	62,375	1,475
	Euro	Sell	12/20/23	18,994	19,322	328
	Norwegian Krone	Sell	12/20/23	11,749	11,744	(5)
	Swiss Franc	Buy	12/20/23	84,748	87,367	(2,619)
Citibank, N.A.
	Australian Dollar	Sell	10/18/23	8,298	8,587	289
	British Pound	Sell	12/20/23	228,527	233,223	4,696
	Canadian Dollar	Sell	10/18/23	39,618	40,589	971
	Euro	Sell	12/20/23	502,549	511,133	8,584
	Norwegian Krone	Sell	12/20/23	100,014	99,945	(69)
	Swedish Krona	Sell	12/20/23	4,750	4,679	(71)
Goldman Sachs International
	Canadian Dollar	Sell	10/18/23	6,628	6,790	162
	Swedish Krona	Sell	12/20/23	187,501	184,770	(2,731)
	Swiss Franc	Buy	12/20/23	1,009,038	1,040,455	(31,417)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/18/23	107,296	110,992	3,696
	British Pound	Sell	12/20/23	770,302	786,114	15,812
	Canadian Dollar	Sell	10/18/23	17,526	17,648	122
	Euro	Buy	12/20/23	97,624	98,443	(819)
	New Zealand Dollar	Sell	10/18/23	335,217	338,724	3,507
	Norwegian Krone	Buy	12/20/23	62,014	62,041	(27)
	Swedish Krona	Sell	12/20/23	35,229	34,877	(352)
	Swiss Franc	Buy	12/20/23	27,000	27,753	(753)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/23	144,186	147,718	3,532
	Norwegian Krone	Sell	12/20/23	9,603	9,596	(7)
	Swiss Franc	Buy	12/20/23	10,469	10,794	(325)
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	10/18/23	370,839	383,741	12,902
	British Pound	Sell	12/20/23	383,930	392,195	8,265
	Canadian Dollar	Buy	10/18/23	27,909	27,973	(64)
	Euro	Sell	12/20/23	1,445,678	1,468,912	23,234
	Japanese Yen	Buy	11/15/23	1,866,434	1,968,901	(102,467)
	New Zealand Dollar	Sell	10/18/23	1,136,849	1,156,060	19,211
	Norwegian Krone	Sell	12/20/23	485,306	485,122	(184)
	Swedish Krona	Sell	12/20/23	720,575	710,081	(10,494)

54 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $23,809,844) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
	British Pound	Sell	12/20/23	$488	$499	$11
	Euro	Sell	12/20/23	121,817	123,288	1,471
	Japanese Yen	Buy	11/15/23	392,507	414,025	(21,518)
	New Zealand Dollar	Sell	10/18/23	49,146	48,668	(478)
	Norwegian Krone	Sell	12/20/23	12,198	12,179	(19)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/18/23	1,034,748	1,070,430	35,682
	British Pound	Sell	12/20/23	148,201	151,251	3,050
	Canadian Dollar	Sell	10/18/23	1,131,620	1,159,424	27,804
	Euro	Sell	12/20/23	5,090,222	5,177,028	86,806
	New Zealand Dollar	Sell	10/18/23	20,857	21,209	352
	Norwegian Krone	Sell	12/20/23	367,078	366,835	(243)
	Swedish Krona	Sell	12/20/23	493,315	485,941	(7,374)
	Swiss Franc	Buy	12/20/23	200,132	206,327	(6,195)
Toronto-Dominion Bank
	Australian Dollar	Sell	10/18/23	251,964	252,079	115
	British Pound	Sell	12/20/23	47,610	48,588	978
	Canadian Dollar	Sell	10/18/23	1,201,062	1,230,542	29,480
	Euro	Sell	12/20/23	1,486	1,511	25
	Japanese Yen	Buy	11/15/23	4,124	4,348	(224)
	Norwegian Krone	Sell	12/20/23	202,980	202,890	(90)
UBS AG
	Australian Dollar	Sell	10/18/23	6,240	6,219	(21)
	Canadian Dollar	Sell	10/18/23	9,573	9,808	235
	Euro	Sell	12/20/23	615,454	624,526	9,072
	Japanese Yen	Buy	11/15/23	785,061	827,584	(42,523)
	New Zealand Dollar	Sell	10/18/23	45,431	46,207	776
	Swedish Krona	Sell	12/20/23	5,476	5,395	(81)
WestPac Banking Corp.
	Australian Dollar	Sell	10/18/23	152,453	157,728	5,275
	British Pound	Sell	12/20/23	10,987	11,213	226
	Euro	Sell	12/20/23	95,714	97,166	1,452
	New Zealand Dollar	Sell	10/18/23	60,654	61,685	1,031
Unrealized appreciation						318,602
Unrealized (depreciation)						(231,185)
Total						$87,417
* The exchange currency for all contracts listed is the United States Dollar.

Master Intermediate Income Trust 55

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	23	$4,662,352	$4,662,352	Dec-23	$17,917
U.S. Treasury Note 5 yr (Long)	114	12,010,969	12,010,969	Dec-23	(101,280)
U.S. Treasury Note Ultra 10 yr (Long)	68	7,586,250	7,586,250	Dec-23	(227,090)
Unrealized appreciation					17,917
Unrealized (depreciation)					(328,370)
Total					$(310,453)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(3.63)/US SOFR/Mar-26 (Written)	Mar-24/3.63	$30,350,100	$377,859	$318,069
3.63/US SOFR/Mar-26 (Written)	Mar-24/3.63	30,350,100	377,859	(231,268)
(0.7988)/US SOFR/Apr-34 (Written)	Apr-24/0.7988	29,258,100	36,128	34,525
1.8838/US SOFR/Apr-34 (Purchased)	Apr-24/1.8838	14,629,100	(106,999)	(99,478)
(3.1625)/US SOFR/Mar-37 (Written)	Mar-27/3.1625	14,590,000	1,006,710	492,996
3.1625/US SOFR/Mar-37 (Written)	Mar-27/3.1625	14,590,000	1,006,710	(512,109)
(3.095)/US SOFR/Mar-36 (Written)	Mar-26/3.095	14,157,500	937,227	548,178
3.095/US SOFR/Mar-36 (Written)	Mar-26/3.095	14,157,500	937,227	(494,663)
(1.0035)/US SOFR/Mar-34 (Written)	Mar-24/1.0035	7,314,500	11,081	10,679
(3.03)/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	7,052,400	(451,001)	284,776
3.03/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	7,052,400	(451,001)	(268,132)
(3.343)/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	6,717,000	(435,597)	148,379
3.343/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	6,717,000	(435,597)	(224,616)
(2.063)/US SOFR/Apr-56 (Purchased)	Apr-26/2.063	6,660,800	(1,394,964)	676,604
2.063/US SOFR/Apr-56 (Purchased)	Apr-26/2.063	6,660,800	(315,452)	(188,767)
(2.558)/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	6,426,700	(949,866)	596,591
2.558/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	6,426,700	(949,866)	(548,005)
(3.857)/US SOFR/Sep-38 (Written)	Sep-28/3.857	6,089,700	419,276	52,250
(3.887)/US SOFR/Sep-40 (Written)	Sep-30/3.887	6,089,700	457,945	46,099
3.887/US SOFR/Sep-40 (Written)	Sep-30/3.887	6,089,700	457,945	(74,903)
3.857/US SOFR/Sep-38 (Written)	Sep-28/3.857	6,089,700	419,276	(83,733)
(2.47)/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	5,245,600	(778,972)	535,051
2.47/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	5,245,600	(778,972)	(466,911)
2.0035/US SOFR/Mar-34 (Purchased)	Mar-24/2.0035	5,120,200	(39,765)	(37,787)
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073	4,995,700	363,437	188,538
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073	4,995,700	363,437	(186,889)
(0.6385)/US SOFR/Mar-40 (Purchased)	Mar-30/0.6385	4,191,700	(971,354)	202,333
0.6385/US SOFR/Mar-40 (Purchased)	Mar-30/0.6385	4,191,700	(40,982)	(15,551)
(3.03)/US SOFR/Feb-33 (Written)	Feb-28/3.03	3,129,100	118,906	45,716
3.03/US SOFR/Feb-33 (Written)	Feb-28/3.03	3,129,100	118,906	(79,855)
(3.17)/US SOFR/Dec-35 (Purchased)	Dec-25/3.17	2,865,000	(148,980)	120,531
2.67/US SOFR/Dec-35 (Purchased)	Dec-25/2.67	2,865,000	(146,115)	(97,525)

56 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(0.5644)/US SOFR/Mar-40 (Purchased)	Mar-30/0.5644		$2,134,700	$(506,859)	$103,021
0.5644/US SOFR/Mar-40 (Purchased)	Mar-30/0.5644		2,134,700	(19,531)	(7,407)
(0.9876)/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876		2,128,300	(687,354)	147,342
0.9876/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876		2,128,300	(46,230)	(19,431)
(3.49)/US SOFR/May-40 (Purchased)	May-30/3.49		1,980,600	(417,014)	50,624
3.49/US SOFR/May-40 (Purchased)	May-30/3.49		1,980,600	(417,014)	(37,374)
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101		1,978,300	154,505	66,451
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101		1,978,300	154,505	(73,078)
(1.405)/US SOFR/Dec-58 (Purchased)	Dec-28/1.405		927,600	(142,271)	203,256
1.405/US SOFR/Dec-58 (Purchased)	Dec-28/1.405		927,600	(142,271)	(100,589)
Barclays Bank PLC
(3.09)/US SOFR/Dec-42 (Purchased)	Dec-32/3.09		7,760,400	(631,309)	259,042
3.09/US SOFR/Dec-42 (Purchased)	Dec-32/3.09		7,760,400	(631,309)	(208,755)
Citibank, N.A.
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		6,632,800	(489,832)	632,570
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		6,632,800	(489,832)	(271,878)
(3.49)/US SOFR/Oct-33 (Purchased)	Oct-23/3.49		4,943,700	(87,503)	220,489
4.05/US SOFR/Oct-33 (Written)	Oct-23/4.05		4,943,700	19,775	(76,726)
3.77/US SOFR/Oct-33 (Written)	Oct-23/3.77		4,943,700	42,516	(155,380)
(3.28)/US SOFR/Jul-36 (Written)	Jul-26/3.28		4,889,900	273,834	112,810
3.28/US SOFR/Jul-36 (Written)	Jul-26/3.28		4,889,900	273,834	(182,002)
(2.14)/US SOFR/Jun-41 (Purchased)	Jun-31/2.14		2,053,700	(265,009)	87,241
2.14/US SOFR/Jun-41 (Purchased)	Jun-31/2.14		2,053,700	(79,684)	(28,752)
(1.34)/US SOFR/Jan-61 (Purchased)	Jan-41/1.34		1,936,700	(452,723)	72,220
1.34/US SOFR/Jan-61 (Purchased)	Jan-41/1.34		1,936,700	(161,714)	(32,556)
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	99,070,400	317,859	303,752
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	49,535,200	(312,472)	(298,515)
(3.18)/6 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-24/3.18	EUR	13,004,800	(284,517)	(76,859)
3.18/6 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-24/3.18	EUR	13,004,800	(284,517)	(157,430)
Deutsche Bank AG
(2.98)/US SOFR/Mar-35 (Written)	Mar-30/2.98		12,211,200	565,379	226,151
2.98/US SOFR/Mar-35 (Written)	Mar-30/2.98		12,211,200	565,379	(280,858)
(3.19)/US SOFR/Mar-38 (Written)	Mar-28/3.19		4,581,500	319,101	133,826
3.19/US SOFR/Mar-38 (Written)	Mar-28/3.19		4,581,500	319,101	(171,990)
(2.818)/3 month EUR-EURIBOR/Mar-29 (Written)	Mar-28/2.818	EUR	18,566,500	179,274	41,418
2.818/3 month EUR-EURIBOR/Mar-29 (Written)	Mar-28/2.818	EUR	18,566,500	179,274	(16,685)

Master Intermediate Income Trust 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
(2.40)/US SOFR/May-57 (Purchased)	May-27/2.40		$6,009,600	$(775,238)	$764,959
2.40/US SOFR/May-57 (Purchased)	May-27/2.40		6,009,600	(775,238)	(483,953)
(2.525)/US SOFR/Mar-47 (Purchased)	Mar-27/2.525		739,600	(104,284)	56,402
2.525/US SOFR/Mar-47 (Purchased)	Mar-27/2.525		739,600	(43,525)	(21,863)
(2.85)/3 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-28/2.85	EUR	18,519,200	(174,199)	14,293
2.85/3 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-28/2.85	EUR	18,519,200	(174,199)	(39,550)
JPMorgan Chase Bank N.A.
(3.0175)/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		12,853,300	(1,082,891)	436,884
3.0175/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		12,853,300	(1,082,891)	(388,171)
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		9,935,900	212,007	208,455
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		9,935,900	212,007	(917,183)
(3.115)/US SOFR/Mar-43 (Written)	Mar-33/3.115		8,893,600	750,620	246,975
3.115/US SOFR/Mar-43 (Written)	Mar-33/3.115		8,893,600	750,620	(265,830)
(3.3225)/US SOFR/Jul-38 (Written)	Jul-28/3.3225		5,609,200	379,182	131,143
3.3225/US SOFR/Jul-38 (Written)	Jul-28/3.3225		5,609,200	379,182	(192,339)
(3.1525)/US SOFR/Mar-40 (Written)	Mar-30/3.1525		3,523,000	279,198	108,649
3.1525/US SOFR/Mar-40 (Written)	Mar-30/3.1525		3,523,000	279,198	(122,213)
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		2,137,300	181,029	91,883
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		2,137,300	181,029	(136,552)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		1,633,300	96,528	72,682
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		1,633,300	96,528	(195,408)
(3.0925)/US SOFR/Mar-43 (Written)	Mar-33/3.0925		1,473,200	123,749	41,161
3.0925/US SOFR/Mar-43 (Written)	Mar-33/3.0925		1,473,200	123,749	(45,596)
(4.178)/6 month AUD-BBR-BBSW/Apr-40 (Purchased)	Apr-33/4.178	AUD	6,413,900	(229,877)	90,642
4.178/6 month AUD-BBR-BBSW/Apr-40 (Purchased)	Apr-33/4.178	AUD	6,413,900	(229,877)	(63,919)
(4.344)/6 month AUD-BBR-BBSW/Mar-33 (Purchased)	Mar-28/4.344	AUD	4,472,100	(111,612)	36,028
4.344/6 month AUD-BBR-BBSW/Mar-33 (Purchased)	Mar-28/4.344	AUD	4,472,100	(111,612)	(37,638)
(4.12)/6 month AUD-BBR-BBSW/Jan-43 (Purchased)	Jan-33/4.12	AUD	3,119,200	(162,729)	52,063
4.12/6 month AUD-BBR-BBSW/Jan-43 (Purchased)	Jan-33/4.12	AUD	3,119,200	(162,729)	(46,066)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,376,500	(147,789)	306,068
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,376,500	(147,789)	(107,264)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	214,930
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	(55,311)

58 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	$(43,285)	$175,302
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	(38,687)
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	195,288
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	(47,528)
Mizuho Capital Markets LLC
(4.0475)/US SOFR/Aug-36 (Purchased)	Aug-26/4.0475		$4,097,800	$(213,086)	$40,732
3.5475/US SOFR/Aug-36 (Purchased)	Aug-26/3.5475		4,097,800	(205,095)	(42,576)
Morgan Stanley & Co. International PLC
(3.519)/US SOFR/Oct-33 (Purchased)	Oct-23/3.519		2,115,600	(36,811)	89,659
3.519/US SOFR/Oct-33 (Purchased)	Oct-23/3.519		2,115,600	(36,811)	(36,452)
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		392,600	(49,762)	51,961
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		392,600	(49,762)	(34,828)
Toronto-Dominion Bank
(2.118)/US SOFR/Mar-41 (Purchased)	Mar-31/2.118		713,100	(94,549)	29,458
2.118/US SOFR/Mar-41 (Purchased)	Mar-31/2.118		713,100	(23,746)	(7,509)
UBS AG
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,078,300	(110,618)	111,550
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,078,300	(110,618)	(42,559)
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	997,300	(60,554)	31,977
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	997,300	(60,554)	(19,410)
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	351,731
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	(99,036)
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	1,424,900	(197,553)	206,116
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	1,424,900	(197,553)	(128,050)
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	173,482
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	(65,275)
Unrealized appreciation					11,292,001
Unrealized (depreciation)					(9,487,223)
Total					$1,804,778

Master Intermediate Income Trust 59

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $14,271,172)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 10/1/53	$1,000,000	10/23/23	$876,054
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	9,000,000	10/12/23	8,699,067
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	2,000,000	10/12/23	1,836,640
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	3,000,000	10/12/23	2,671,874
Total			$14,083,635

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,264,000	$76,750	$(18)	1/6/28	3.5615% — Annually	US SOFR — Annually	$100,356
948,000	76,086	(13)	3/15/33	3.234% — Annually	US SOFR — Annually	85,909
562,000	42,453	(7)	3/24/33	US SOFR — Annually	3.2975% — Annually	(47,899)
1,084,000	103,284	(14)	4/6/33	3.45% — Annually	US SOFR — Annually	114,550
1,009,000	77,824	(13)	4/20/33	US SOFR — Annually	3.283% — Annually	(86,497)
854,000	68,047	(11)	5/3/33	3.253% — Annually	US SOFR — Annually	75,001
914,000	43,497	(7)	5/17/28	US SOFR — Annually	3.261% — Annually	(50,298)
1,185,000	61,241	(14)	5/23/30	US SOFR — Annually	3.4095% — Annually	(69,049)
10,379,000	84,174	(3,187)	6/23/25	US SOFR — Annually	4.625% — Annually	(105,133)
20,450,000	561,353	10,843	6/23/28	3.753% — Annually	US SOFR — Annually	656,748
12,329,000	777,713	(20,795)	6/23/33	US SOFR — Annually	3.475% — Annually	(859,004)
3,283,000	471,931	(14,769)	6/23/53	US SOFR — Annually	3.17% — Annually	(505,591)
1,677,000	65,135	(22)	8/4/33	US SOFR — Annually	3.7865% — Annually	(69,313)
1,055,000	21,596	(14)	8/21/33	US SOFR — Annually	4.018% — Annually	(23,172)
2,154,000	32,590	(20)	9/5/28	4.041% — Annually	US SOFR — Annually	34,550
3,387,000	3,150 E	(13,443)	12/20/25	US SOFR — Annually	4.86% — Annually	(10,293)
663,000	15,813 E	2,596	12/20/33	3.94% — Annually	US SOFR — Annually	18,409
112,550,000	192,461 E	(958,535)	12/20/28	US SOFR — Annually	4.35% — Annually	(766,074)
20,560,000	309,839 E	(123,129)	12/20/33	US SOFR — Annually	4.05% — Annually	(432,968)
124,391,000	23,634 E	(93,166)	12/20/25	4.80% — Annually	US SOFR — Annually	(69,532)

60 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$71,790,000	$280,699 E	$300,951	12/20/28	4.40% — Annually	US SOFR — Annually	$20,252
	51,736,000	986,088 E	(834,769)	12/20/33	4.00% — Annually	US SOFR — Annually	151,319
	3,856,000	251,373 E	(228,213)	12/20/53	3.60% — Annually	US SOFR — Annually	23,160
	809,000	6,156	(28)	9/27/53	US SOFR — Annually	3.965% — Annually	(6,304)
	957,000	8,594	(33)	9/28/53	3.957% — Annually	US SOFR — Annually	8,669
	42,010,000	32,348	(158)	9/29/25	5.0185% — Annually	US SOFR — Annually	(31,825)
	23,890,000	15,767	(192)	9/29/28	US SOFR — Annually	4.3955% — Annually	14,361
	1,940,000	14,899	(26)	10/2/33	4.367% — Annually	US SOFR — Annually	(14,925)
AUD	79,300	12,226 E	(1)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	12,226
AUD	266,900	43,958 E	(3)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	43,955
AUD	99,100	16,636 E	(1)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	16,635
AUD	155,200	22,361 E	(2)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	22,359
AUD	579,100	89,550 E	(7)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	89,543
AUD	37,200	9,940 E	(1)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	9,939
AUD	1,800,000	203,548	(20)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(214,478)
AUD	1,473,400	287,247	256,365	11/24/42	6 month AUD-BBR-BBSW — Semiannually	2.50% — Semiannually	(34,326)
AUD	2,047,000	3,830 E	(1,126)	12/20/25	3 month AUD-BBR-BBSW — Quarterly	4.17% — Quarterly	(4,956)
AUD	3,121,000	50,246 E	(4,299)	12/20/33	6 month AUD-BBR-BBSW — Semiannually	4.46% — Semiannually	(54,545)
AUD	1,367,331	3,560 E	(30)	5/12/52	4.59% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	3,531

Master Intermediate Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
CAD	5,576,000	$4,762 E	$516	12/20/25	Canadian Overnight Repo Rate Average — Semiannually	4.83% — Semiannually	$(4,246)
CAD	2,809,000	50,131 E	(11,684)	12/20/33	3.83% — Semiannually	Canadian Overnight Repo Rate Average — Semiannually	38,447
CHF	1,076,000	2,915 E	(1,988)	12/20/33	Swiss Average Rate Overnight — Annually	1.78% — Annually	(4,903)
EUR	512,400	123,944 E	(20)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	123,924
EUR	696,900	234,795	(27)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(231,915)
EUR	770,000	271,847	(29)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	267,773
EUR	778,400	282,894	(30)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	278,947
EUR	898,100	343,535	(34)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	338,476
EUR	802,800	213,726 E	(30)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(213,757)
EUR	929,000	365,068	(36)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	363,032
EUR	741,300	290,352 E	(28)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	290,324
EUR	676,400	284,269	(26)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	283,450
EUR	395,500	173,784	(15)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	173,587
EUR	1,468,500	731,277 E	(56)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	731,221
EUR	906,000	506,214 E	(34)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(506,249)
EUR	1,215,200	661,464	(46)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	665,418

62 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	4,960,100	$2,367,696	$(187)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	$(2,372,253)
EUR	574,000	333,743 E	(21)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	333,722
EUR	260,400	169,876 E	(10)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	169,866
EUR	1,696,600	386,154 E	(36)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(386,190)
EUR	833,300	186,483 E	(18)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	186,464
EUR	1,129,700	256,970 E	(26)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	256,944
EUR	388,100	87,591 E	(9)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	87,582
EUR	1,055,800	529,491	(43)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(542,851)
EUR	1,088,000	246,518	(19)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	259,392
EUR	924,200	218,443	(16)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	226,668
EUR	311,700	167,999	(13)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(168,574)
EUR	2,980,000	633,713	(48)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(631,127)
EUR	1,979,000	76,348 E	(31)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	76,317
EUR	3,328,000	203,054	(50)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	206,002
EUR	12,135,300	455,082	(46)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	533,522
EUR	1,086,000	315,357	(37)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	(317,894)

Master Intermediate Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	4,028,500	$283,445 E	$(46)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	$283,399
EUR	13,022,000	1,037,657	(125)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	(1,061,848)
EUR	471,400	96,308 E	(16)	6/6/54	2.005% — Annually	6 month EUR-EURIBOR — Semiannually	96,292
EUR	696,000	133,924 E	(24)	6/7/54	2.065% — Annually	6 month EUR-EURIBOR — Semiannually	133,900
EUR	1,842,600	8,844 E	(27)	2/18/36	6 month EUR-EURIBOR — Semiannually	3.285% — Annually	(8,872)
EUR	471,400	10,950 E	(9)	8/22/39	6 month EUR-EURIBOR — Semiannually	3.14% — Annually	(10,959)
EUR	10,780,600	28,950 E	(73)	6/26/28	6 month EUR-EURIBOR — Semiannually	3.26% — Annually	28,877
EUR	865,300	22,661 E	(17)	3/28/40	6 month EUR-EURIBOR — Semiannually	3.09% — Annually	(22,677)
EUR	3,361,000	31,235	(29)	2/24/28	3.206% — Annually	6 month EUR-EURIBOR — Semiannually	(24,275)
EUR	2,290,000	54,959	(32)	2/24/33	6 month EUR-EURIBOR — Semiannually	3.095% — Annually	(18,851)
EUR	1,556,000	37,212	(22)	2/24/33	3.096% — Annually	6 month EUR-EURIBOR — Semiannually	12,624
EUR	4,407,000	513	(38)	3/2/28	3.4215% — Annually	6 month EUR-EURIBOR — Semiannually	(80,631)
EUR	2,685,000	23,505	(38)	3/2/33	6 month EUR-EURIBOR — Semiannually	3.2755% — Annually	23,401
EUR	282,000	20,086	(10)	3/2/53	2.7465% — Annually	6 month EUR-EURIBOR — Semiannually	16,086
EUR	2,703,000	3,029	(23)	3/2/28	3.398% — Annually	6 month EUR-EURIBOR — Semiannually	(46,339)
EUR	480,000	8,150	(7)	3/10/33	3.176% — Annually	6 month EUR-EURIBOR — Semiannually	8
EUR	10,290,100	14,361	(102)	4/13/28	6 month EUR-EURIBOR — Semiannually	3.395% — Annually	(14,654)

64 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,692,400	$26,374	$(25)	4/13/33	3.203% — Annually	6 month EUR-EURIBOR — Semiannually	$28,031
EUR	671,000	12,245	(18,909)	9/13/33	6 month EUR-EURIBOR — Semiannually	3.18% — Annually	(31,429)
EUR	4,418,000	39,002	(38)	3/14/28	6 month EUR-EURIBOR — Semiannually	3.214% — Annually	36,639
EUR	1,680,000	46,394	(23)	3/14/33	3.0525% — Annually	6 month EUR-EURIBOR — Semiannually	19,207
EUR	138,000	14,931	(5)	3/14/53	2.5595% — Annually	6 month EUR-EURIBOR — Semiannually	13,100
EUR	2,971,000	49,849	(26)	3/17/28	6 month EUR-EURIBOR — Semiannually	3.075% — Annually	(1,540)
EUR	2,432,000	54,690	(21)	3/22/28	6 month EUR-EURIBOR — Semiannually	2.909% — Annually	(16,918)
EUR	2,113,000	37,285	(18)	3/23/28	3.021% — Annually	6 month EUR-EURIBOR — Semiannually	2,506
EUR	1,806,000	22,588	(16)	3/24/28	3.14% — Annually	6 month EUR-EURIBOR — Semiannually	(8,188)
EUR	508,000	15,672	(7)	3/24/33	6 month EUR-EURIBOR — Semiannually	3.0215% — Annually	(7,367)
EUR	854,000	14,428	(7)	3/27/28	6 month EUR-EURIBOR — Semiannually	3.045% — Annually	(378)
EUR	5,564,000	146,416	(49)	3/28/28	6 month EUR-EURIBOR — Semiannually	2.8235% — Annually	(61,558)
EUR	603,000	94,685	(22)	3/28/53	2.3165% — Annually	6 month EUR-EURIBOR — Semiannually	87,152
EUR	3,127,000	144,076	(48)	6/13/33	2.85% — Annually	6 month EUR-EURIBOR — Semiannually	154,007
EUR	11,465,500	277,955	(116)	6/13/28	2.87% — Annually	6 month EUR-EURIBOR — Semiannually	313,678
EUR	1,443,000	27,888	(13)	3/29/28	2.989% — Annually	6 month EUR-EURIBOR — Semiannually	4,487
EUR	848,000	33,020	(12)	3/29/33	6 month EUR-EURIBOR — Semiannually	2.9295% — Annually	(19,565)

Master Intermediate Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	288,000	$37,078	$(11)	3/29/53	6 month EUR-EURIBOR — Semiannually	2.459% — Annually	$(33,260)
EUR	1,420,000	49,002	(20)	3/31/33	6 month EUR-EURIBOR — Semiannually	2.9825% — Annually	(26,312)
EUR	787,000	24,121	(11)	4/3/33	6 month EUR-EURIBOR — Semiannually	3.0285% — Annually	(25,475)
EUR	252,000	28,308	(9)	4/3/53	6 month EUR-EURIBOR — Semiannually	2.542% — Annually	(29,407)
EUR	328,000	43,226	(12)	4/5/53	2.444% — Annually	6 month EUR-EURIBOR — Semiannually	44,879
EUR	620,000	27,223	(9)	4/11/33	2.872% — Annually	6 month EUR-EURIBOR — Semiannually	28,890
EUR	458,000	14,430	(7)	4/14/33	6 month EUR-EURIBOR — Semiannually	3.0165% — Annually	(15,361)
EUR	209,000	21,409	(8)	4/14/53	6 month EUR-EURIBOR — Semiannually	2.59% — Annually	(22,289)
EUR	519,000	47,705	(19)	4/20/53	6 month EUR-EURIBOR — Semiannually	2.6425% — Annually	(50,255)
EUR	781,745	20,167 E	(12)	3/13/34	6 month EUR-EURIBOR — Semiannually	3.062% — Annually	(20,179)
EUR	2,397,000	4,105 E	(5,868)	12/20/25	6 month EUR-EURIBOR — Semiannually	3.77% — Annually	(1,762)
EUR	443,000	7,260 E	1,813	12/20/33	6 month EUR-EURIBOR — Semiannually	3.19% — Annually	(5,446)
GBP	1,304,000	7,478 E	5,703	12/20/33	4.27% — Annually	Sterling Overnight Index Average — Annually	13,180
NOK	16,873,000	9,938 E	4,541	12/20/33	4.12% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	14,478
NZD	2,369,000	38,152 E	(2,465)	12/20/33	3 month NZD-BBR-FRA — Quarterly	4.82% — Semiannually	(40,616)
SEK	35,284,000	29,001 E	4,841	12/20/33	3.32% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	33,838
Total			$(1,751,054)	$(1,761,343)
E Extended effective date.

66 Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$1,075,356	$937,440	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/2025 — Annually	$(141,091)
1,032,736	964,258	—	7/17/24	3.825% (3 month USD-LIBOR-ICE minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(68,704)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(209,795)
Total		$—		Total	$(209,795)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB+/P	$4,375	$31,280	$4,517	5/11/63	300 bp — Monthly	$(127)
CMBX NA BBB−.6 Index	BB+/P	3,933	33,724	4,870	5/11/63	300 bp — Monthly	(920)
CMBX NA BBB−.6 Index	BB+/P	5,424	43,988	6,352	5/11/63	300 bp — Monthly	(906)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A+/P	5,372	13,363	2,143	5/11/63	200 bp — Monthly	3,233
CMBX NA A.6 Index	A+/P	5,963	13,957	2,239	5/11/63	200 bp — Monthly	3,729
CMBX NA A.6 Index	A+/P	7,354	15,739	2,525	5/11/63	200 bp — Monthly	4,834
CMBX NA A.6 Index	A+/P	10,961	21,084	3,382	5/11/63	200 bp — Monthly	7,586
CMBX NA A.6 Index	A+/P	12,898	22,866	3,668	5/11/63	200 bp — Monthly	9,237
CMBX NA A.6 Index	A+/P	11,798	23,163	3,715	5/11/63	200 bp — Monthly	8,090
CMBX NA A.6 Index	A+/P	28,477	47,810	7,669	5/11/63	200 bp — Monthly	20,824
CMBX NA A.6 Index	A+/P	20,798	52,562	8,431	5/11/63	200 bp — Monthly	12,384
CMBX NA A.6 Index	A+/P	48,213	86,118	13,813	5/11/63	200 bp — Monthly	34,428
CMBX NA BB.11 Index	BB−/P	77,970	138,000	52,537	11/18/54	500 bp — Monthly	25,548

Master Intermediate Income Trust 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.13 Index	BB−/P	$6,698	$67,000	$27,135	12/16/72	500 bp — Monthly	$(20,381)
CMBX NA BB.13 Index	BB−/P	16,037	176,000	71,280	12/16/72	500 bp — Monthly	(55,096)
CMBX NA BB.13 Index	BB−/P	26,330	279,000	112,995	12/16/72	500 bp — Monthly	(86,432)
CMBX NA BB.13 Index	BB−/P	48,322	530,000	214,650	12/16/72	500 bp — Monthly	(165,887)
CMBX NA BB.14 Index	BB/P	3,180	29,000	11,464	12/16/72	500 bp — Monthly	(8,260)
CMBX NA BB.6 Index	B/P	114,187	170,248	54,054	5/11/63	500 bp — Monthly	60,275
CMBX NA BB.7 Index	B-/P	54,453	1,042,937	382,654	1/17/47	500 bp — Monthly	(327,332)
CMBX NA BB.9 Index	B/P	3,258	16,000	6,334	9/17/58	500 bp — Monthly	(3,064)
CMBX NA BB.9 Index	B/P	32,267	158,000	62,552	9/17/58	500 bp — Monthly	(30,153)
CMBX NA BBB−.10 Index	BB+/P	12,532	101,000	27,896	11/17/59	300 bp — Monthly	(15,313)
CMBX NA BBB−.10 Index	BB+/P	20,182	185,000	51,097	11/17/59	300 bp — Monthly	(30,822)
CMBX NA BBB−.11 Index	BBB−/P	3,883	62,000	12,431	11/18/54	300 bp — Monthly	(8,517)
CMBX NA BBB−.16 Index	BBB−/P	40,689	179,000	42,566	4/17/65	300 bp — Monthly	(1,787)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	30,497	222,858	81,767	1/17/47	500 bp — Monthly	(51,083)
CMBX NA BBB−.7 Index	BB/P	51,226	674,886	128,228	1/17/47	300 bp — Monthly	(76,665)
Goldman Sachs International
CMBX NA BB.6 Index	B/P	2,388	4,182	1,328	5/11/63	500 bp — Monthly	1,064
CMBX NA BB.6 Index	B/P	120,229	218,037	69,227	5/11/63	500 bp — Monthly	51,184
CMBX NA BB.9 Index	B/P	4,448	11,000	4,355	9/17/58	500 bp — Monthly	102
CMBX NA BBB−.13 Index	BBB−/P	1,900	12,000	3,337	12/16/72	300 bp — Monthly	(1,432)
CMBX NA BBB−.13 Index	BBB−/P	1,906	32,000	8,899	12/16/72	300 bp — Monthly	(6,977)
CMBX NA BBB−.13 Index	BBB−/P	2,074	33,000	9,177	12/16/72	300 bp — Monthly	(7,087)
CMBX NA BBB−.13 Index	BBB−/P	2,443	38,000	10,568	12/16/72	300 bp — Monthly	(8,106)

68 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.13 Index	BBB−/P	$2,484	$42,000	$11,680	12/16/72	300 bp — Monthly	$(9,175)
CMBX NA BBB−.13 Index	BBB−/P	7,522	48,000	13,349	12/16/72	300 bp — Monthly	(5,803)
CMBX NA BBB−.13 Index	BBB−/P	5,981	130,000	36,153	12/16/72	300 bp — Monthly	(30,107)
CMBX NA BBB−.16 Index	BBB−/P	29,602	123,000	29,249	4/17/65	300 bp — Monthly	414
CMBX NA BBB−.16 Index	BBB−/P	33,020	127,000	30,201	4/17/65	300 bp — Monthly	2,883
CMBX NA BBB−.7 Index	BB/P	26,578	269,954	51,291	1/17/47	300 bp — Monthly	(24,579)
CMBX NA BBB−.7 Index	BB/P	90,359	899,848	170,971	1/17/47	300 bp — Monthly	(80,162)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B/P	9,629	120,000	53,736	5/11/63	500 bp — Monthly	(44,007)
CMBX NA BBB−.13 Index	BBB−/P	16,787	127,000	35,319	12/16/72	300 bp — Monthly	(18,468)
CMBX NA BBB−.8 Index	BB−/P	17,933	115,000	21,885	10/17/57	300 bp — Monthly	(3,894)
Merrill Lynch International
CMBX NA A.13 Index	A-/P	25,425	191,000	19,730	12/16/72	200 bp — Monthly	5,758
CMBX NA A.13 Index	A-/P	24,894	191,000	19,730	12/16/72	200 bp — Monthly	5,228
CMBX NA BB.6 Index	B/P	13,977	74,670	23,708	5/11/63	500 bp — Monthly	(9,668)
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	182	2,000	810	12/16/72	500 bp — Monthly	(626)
CMBX NA BB.13 Index	BB−/P	4,929	53,000	21,465	12/16/72	500 bp — Monthly	(16,491)
CMBX NA BB.13 Index	BB−/P	6,326	66,000	26,730	12/16/72	500 bp — Monthly	(20,349)
CMBX NA BB.13 Index	BB−/P	11,752	128,000	51,840	12/16/72	500 bp — Monthly	(39,981)
CMBX NA BB.6 Index	B/P	4,741	23,297	7,397	5/11/63	500 bp — Monthly	(2,636)
CMBX NA BB.6 Index	B/P	8,676	28,673	9,104	5/11/63	500 bp — Monthly	(404)
CMBX NA BB.6 Index	B/P	63,000	89,604	28,449	5/11/63	500 bp — Monthly	34,625
CMBX NA BB.6 Index	B/P	116,279	163,677	51,967	5/11/63	500 bp — Monthly	64,448
CMBX NA BB.6 Index	B/P	102,255	180,403	57,278	5/11/63	500 bp — Monthly	44,080

Master Intermediate Income Trust 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.15 Index	BBB−/P	$170	$1,000	$239	11/18/64	300 bp — Monthly	$(68)
CMBX NA BBB−.15 Index	BBB−/P	43,705	173,000	41,295	11/18/64	300 bp — Monthly	2,499
CMBX NA BBB−.16 Index	BBB−/P	4,319	19,000	4,518	4/17/65	300 bp — Monthly	(190)
CMBX NA BBB−.9 Index	BB/P	874	9,000	1,946	9/17/58	300 bp — Monthly	(1,068)
Upfront premium received		1,514,064		Unrealized appreciation		402,453
Upfront premium (paid)		—		Unrealized (depreciation)		(1,214,023)
Total		$1,514,064		Total		$(811,570)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(95,717)	$397,000	$177,777	11/17/59	(500 bp) — Monthly	$81,729
CMBX NA BB.10 Index	(65,025)	255,000	114,189	11/17/59	(500 bp) — Monthly	48,952
CMBX NA BB.10 Index	(14,611)	140,000	62,692	11/17/59	(500 bp) — Monthly	47,965
CMBX NA BB.10 Index	(12,500)	114,000	51,049	11/17/59	(500 bp) — Monthly	38,454
CMBX NA BB.11 Index	(13,993)	108,000	41,116	11/18/54	(500 bp) — Monthly	27,033
CMBX NA BB.11 Index	(1,556)	30,000	11,421	11/18/54	(500 bp) — Monthly	9,840
CMBX NA BB.8 Index	(36,522)	102,435	44,938	10/17/57	(500 bp) — Monthly	8,330
CMBX NA BB.8 Index	(5,215)	40,587	17,806	10/17/57	(500 bp) — Monthly	12,557
CMBX NA BBB−.10 Index	(47,799)	278,000	76,784	11/17/59	(300 bp) — Monthly	28,846
CMBX NA BBB−.10 Index	(28,062)	221,000	61,040	11/17/59	(300 bp) — Monthly	32,868
CMBX NA BBB−.10 Index	(23,069)	106,000	29,277	11/17/59	(300 bp) — Monthly	6,155

70 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	$(14,314)	$60,000	$16,572	11/17/59	(300 bp) — Monthly	$2,228
CMBX NA BBB−.10 Index	(6,246)	49,000	13,534	11/17/59	(300 bp) — Monthly	7,263
CMBX NA BBB−.10 Index	(10,214)	44,000	12,153	11/17/59	(300 bp) — Monthly	1,917
CMBX NA BBB−.10 Index	(3,793)	31,000	8,562	11/17/59	(300 bp) — Monthly	4,754
CMBX NA BBB−.10 Index	(3,711)	17,000	4,695	11/17/59	(300 bp) — Monthly	976
CMBX NA BBB−.12 Index	(67,433)	194,000	53,951	8/17/61	(300 bp) — Monthly	(13,579)
CMBX NA BBB−.12 Index	(13,080)	190,000	52,839	8/17/61	(300 bp) — Monthly	39,666
CMBX NA BBB−.12 Index	(56,137)	168,000	46,721	8/17/61	(300 bp) — Monthly	(9,500)
CMBX NA BBB−.12 Index	(51,320)	146,000	40,603	8/17/61	(300 bp) — Monthly	(10,791)
CMBX NA BBB−.12 Index	(17,158)	101,000	28,088	8/17/61	(300 bp) — Monthly	10,880
CMBX NA BBB−.12 Index	(12,830)	73,000	20,301	8/17/61	(300 bp) — Monthly	7,435
CMBX NA BBB−.12 Index	(240)	4,000	1,112	8/17/61	(300 bp) — Monthly	870
CMBX NA BBB−.13 Index	(6,199)	106,000	29,479	12/16/72	(300 bp) — Monthly	23,226
CMBX NA BBB−.13 Index	(2,546)	50,000	13,905	12/16/72	(300 bp) — Monthly	11,334
CMBX NA BBB−.13 Index	(1,971)	36,000	10,012	12/16/72	(300 bp) — Monthly	8,022
CMBX NA BBB−.13 Index	(202)	4,000	1,112	12/16/72	(300 bp) — Monthly	909
CMBX NA BBB−.6 Index	(41,772)	108,991	15,738	5/11/63	(300 bp) — Monthly	(26,089)
CMBX NA BBB−.8 Index	(13,350)	89,000	16,937	10/17/57	(300 bp) — Monthly	3,542
CMBX NA BBB−.9 Index	(4,495)	19,000	4,108	9/17/58	(300 bp) — Monthly	(397)
Credit Suisse International
CMBX NA BB.10 Index	(38,693)	290,000	129,862	11/17/59	(500 bp) — Monthly	90,927
CMBX NA BB.10 Index	(34,367)	289,000	129,414	11/17/59	(500 bp) — Monthly	94,806
CMBX NA BB.10 Index	(18,893)	152,000	68,066	11/17/59	(500 bp) — Monthly	49,045

Master Intermediate Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.7 Index	$(61,796)	$327,445	$120,140	1/17/47	(500 bp) — Monthly	$58,071
CMBX NA BB.7 Index	(4,770)	28,346	10,400	1/17/47	(500 bp) — Monthly	5,606
Goldman Sachs International
CMBX NA A.6 Index	(13,345)	40,386	6,478	5/11/63	(200 bp) — Monthly	(6,880)
CMBX NA A.6 Index	(7,995)	24,351	3,906	5/11/63	(200 bp) — Monthly	(4,097)
CMBX NA A.6 Index	(7,359)	22,272	3,572	5/11/63	(200 bp) — Monthly	(3,794)
CMBX NA A.6 Index	(4,240)	19,005	3,048	5/11/63	(200 bp) — Monthly	(1,198)
CMBX NA A.6 Index	(5,333)	15,739	2,525	5/11/63	(200 bp) — Monthly	(2,814)
CMBX NA A.6 Index	(4,747)	14,551	2,334	5/11/63	(200 bp) — Monthly	(2,418)
CMBX NA A.6 Index	(4,263)	13,066	2,096	5/11/63	(200 bp) — Monthly	(2,171)
CMBX NA A.6 Index	(4,263)	13,066	2,096	5/11/63	(200 bp) — Monthly	(2,171)
CMBX NA A.6 Index	(4,246)	12,769	2,048	5/11/63	(200 bp) — Monthly	(2,202)
CMBX NA A.6 Index	(4,246)	12,769	2,048	5/11/63	(200 bp) — Monthly	(2,202)
CMBX NA A.6 Index	(3,758)	10,987	1,762	5/11/63	(200 bp) — Monthly	(1,999)
CMBX NA A.6 Index	(2,934)	8,909	1,429	5/11/63	(200 bp) — Monthly	(1,508)
CMBX NA A.6 Index	(2,934)	8,909	1,429	5/11/63	(200 bp) — Monthly	(1,508)
CMBX NA A.6 Index	(1,789)	5,345	857	5/11/63	(200 bp) — Monthly	(933)
CMBX NA A.6 Index	(163)	594	95	5/11/63	(200 bp) — Monthly	(68)
CMBX NA A.6 Index	(174)	594	95	5/11/63	(200 bp) — Monthly	(79)
CMBX NA A.6 Index	(86)	297	48	5/11/63	(200 bp) — Monthly	(38)
CMBX NA A.6 Index	(96)	297	48	5/11/63	(200 bp) — Monthly	(49)
CMBX NA A.6 Index	(79)	297	48	5/11/63	(200 bp) — Monthly	(31)
CMBX NA BB.6 Index	(1,023)	5,974	1,897	5/11/63	(500 bp) — Monthly	869
CMBX NA BB.7 Index	(25,560)	152,482	55,946	1/17/47	(500 bp) — Monthly	30,259

72 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(18,621)	$99,700	$36,580	1/17/47	(500 bp) — Monthly	$17,876
CMBX NA BB.7 Index	(10,442)	67,444	24,745	1/17/47	(500 bp) — Monthly	14,247
CMBX NA BB.8 Index	(10,866)	29,957	13,142	10/17/57	(500 bp) — Monthly	2,251
CMBX NA BB.8 Index	(3,959)	10,630	4,663	10/17/57	(500 bp) — Monthly	695
CMBX NA BBB−.12 Index	(6,628)	34,000	9,455	8/17/61	(300 bp) — Monthly	2,810
CMBX NA BBB−.13 Index	(9,245)	122,000	33,928	12/16/72	(300 bp) — Monthly	24,622
JPMorgan Securities LLC
CMBX NA A.6 Index	(11,019)	41,871	6,716	5/11/63	(200 bp) — Monthly	(4,317)
CMBX NA BB.7 Index	(320,235)	639,251	234,541	1/17/47	(500 bp) — Monthly	(86,226)
CMBX NA BBB−.11 Index	(6,829)	62,000	12,431	11/18/54	(300 bp) — Monthly	5,571
CMBX NA BBB−.7 Index	(214,338)	789,963	150,093	1/17/47	(300 bp) — Monthly	(64,641)
Merrill Lynch International
CMBX NA BB.10 Index	(15,875)	279,000	124,936	11/17/59	(500 bp) — Monthly	108,829
CMBX NA BBB−.7 Index	(32,451)	342,634	65,101	1/17/47	(300 bp) — Monthly	32,478
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(7,508)	22,866	3,668	5/11/63	(200 bp) — Monthly	(3,847)
CMBX NA A.6 Index	(1,458)	4,454	714	5/11/63	(200 bp) — Monthly	(745)
CMBX NA A.6 Index	(388)	1,188	191	5/11/63	(200 bp) — Monthly	(197)
CMBX NA A.6 Index	(193)	594	95	5/11/63	(200 bp) — Monthly	(98)
CMBX NA A.6 Index	(195)	594	95	5/11/63	(200 bp) — Monthly	(100)
CMBX NA A.6 Index	(96)	297	48	5/11/63	(200 bp) — Monthly	(48)
CMBX NA A.6 Index	(86)	297	48	5/11/63	(200 bp) — Monthly	(38)
CMBX NA A.6 Index	(91)	297	48	5/11/63	(200 bp) — Monthly	(43)
CMBX NA BB.10 Index	(33,114)	141,000	63,140	11/17/59	(500 bp) — Monthly	29,908
CMBX NA BB.10 Index	(40,703)	134,000	60,005	11/17/59	(500 bp) — Monthly	19,191

Master Intermediate Income Trust 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.10 Index	$(10,068)	$96,000	$42,989	11/17/59	(500 bp) — Monthly	$32,841
CMBX NA BB.7 Index	(23,127)	112,407	41,242	1/17/47	(500 bp) — Monthly	18,021
CMBX NA BB.7 Index	(17,547)	88,948	32,635	1/17/47	(500 bp) — Monthly	15,013
CMBX NA BB.7 Index	(11,040)	57,669	21,159	1/17/47	(500 bp) — Monthly	10,071
CMBX NA BB.7 Index	(6,055)	29,323	10,759	1/17/47	(500 bp) — Monthly	4,680
CMBX NA BB.9 Index	(3,952)	65,000	25,734	9/17/58	(500 bp) — Monthly	21,728
CMBX NA BB.9 Index	(7,997)	53,000	20,983	9/17/58	(500 bp) — Monthly	12,942
CMBX NA BB.9 Index	(4,238)	31,000	12,273	9/17/58	(500 bp) — Monthly	8,009
CMBX NA BB.9 Index	(743)	19,000	7,522	9/17/58	(500 bp) — Monthly	6,763
CMBX NA BB.9 Index	(1,968)	13,000	5,147	9/17/58	(500 bp) — Monthly	3,168
CMBX NA BB.9 Index	(246)	4,000	1,584	9/17/58	(500 bp) — Monthly	1,334
CMBX NA BBB−.10 Index	(19,495)	158,000	43,640	11/17/59	(300 bp) — Monthly	24,066
CMBX NA BBB−.10 Index	(17,456)	136,000	37,563	11/17/59	(300 bp) — Monthly	20,039
CMBX NA BBB−.10 Index	(9,007)	104,000	28,725	11/17/59	(300 bp) — Monthly	19,666
CMBX NA BBB−.10 Index	(8,751)	69,000	19,058	11/17/59	(300 bp) — Monthly	10,272
CMBX NA BBB−.10 Index	(7,908)	66,000	18,229	11/17/59	(300 bp) — Monthly	10,288
CMBX NA BBB−.10 Index	(3,929)	18,000	4,972	11/17/59	(300 bp) — Monthly	1,033
CMBX NA BBB−.12 Index	(55)	1,000	278	8/17/61	(300 bp) — Monthly	222
CMBX NA BBB−.13 Index	(1,418)	23,000	6,396	12/16/72	(300 bp) — Monthly	4,967
CMBX NA BBB−.7 Index	(14,539)	198,140	37,647	1/17/47	(300 bp) — Monthly	23,008
CMBX NA BBB−.7 Index	(17,829)	151,417	28,769	1/17/47	(300 bp) — Monthly	10,863
Upfront premium received	—		Unrealized appreciation		1,312,806
Upfront premium (paid)	(1,859,940)		Unrealized (depreciation)		(256,816)
Total	$(1,859,940)		Total		$1,055,990
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

74 Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Utilities and power	$—	$11,293	$—
Total common stocks	—	11,293	—
Asset-backed securities	—	1,261,793	—
Convertible bonds and notes	—	9,502,663	—
Corporate bonds and notes	—	31,524,642	—
Foreign government and agency bonds and notes	—	15,029,280	—
Mortgage-backed securities	—	64,504,990	—
Senior loans	—	3,977,159	—
U.S. government and agency mortgage obligations	—	112,156,644	—
U.S. treasury obligations	—	1,247,399	—
Short-term investments	1,026,000	32,161,944	—
Totals by level	$1,026,000	$271,377,807	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$87,417	$—
Futures contracts	(310,453)	—	—
Forward premium swap option contracts	—	1,804,778	—
TBA sale commitments	—	(14,083,635)	—
Interest rate swap contracts	—	(10,289)	—
Total return swap contracts	—	(209,795)	—
Credit default contracts	—	590,296	—
Totals by level	$(310,453)	$(11,821,228)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 75

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $266,918,236)	$250,431,856
Affiliated issuers (identified cost $15,473,951) (Note 5)	15,473,951
Repurchase agreements (identified cost $6,498,000)	6,498,000
Cash	38,833
Foreign currency (cost $212,312) (Note 1)	212,257
Interest and other receivables	1,570,763
Receivable for investments sold	635,545
Receivable for sales of TBA securities (Note 1)	14,294,852
Receivable for variation margin on futures contracts (Note 1)	33,687
Unrealized appreciation on forward premium swap option contracts (Note 1)	11,292,001
Unrealized appreciation on forward currency contracts (Note 1)	318,602
Unrealized appreciation on OTC swap contracts (Note 1)	1,715,259
Premium paid on OTC swap contracts (Note 1)	1,859,940
Receivable for variation margin on centrally cleared swap contracts (Note 1)	847,968
Deposits with broker (Note 1)	2,933,136
Receivable from broker (Note 1)	10,901
Prepaid assets	12,157
Total assets	308,179,708

LIABILITIES
Payable for investments purchased	1,837,153
Payable for purchases of TBA securities (Note 1)	113,249,347
Payable for shares of the fund repurchased	45,301
Payable for compensation of Manager (Note 2)	313,088
Payable for custodian fees (Note 2)	22,769
Payable for investor servicing fees (Note 2)	20,738
Payable for Trustee compensation and expenses (Note 2)	103,272
Payable for administrative services (Note 2)	575
Payable for variation margin on futures contracts (Note 1)	2,336
Payable for variation margin on centrally cleared swap contracts (Note 1)	913,673
Distributions payable to shareholders	1,073,694
Unrealized depreciation on forward currency contracts (Note 1)	231,185
Unrealized depreciation on forward premium swap option contracts (Note 1)	9,487,223
Unrealized depreciation on OTC swap contracts (Note 1)	1,680,634
Premium received on OTC swap contracts (Note 1)	1,514,064
TBA sale commitments, at value (proceeds receivable $14,271,172) (Note 1)	14,083,635
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	2,273,399
Other accrued expenses	185,980
Total liabilities	147,038,066

Net assets	$161,141,642

(Continued on next page)

76 Master Intermediate Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$302,708,385
Total distributable earnings (Note 1)	(141,566,743)
Total — Representing net assets applicable to capital shares outstanding	$161,141,642

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($161,141,642 divided by 48,559,516 shares)	$3.32

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 77

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Interest (including interest income of $843,396 from investments in affiliated issuers) (Note 5)	$9,547,326
Total investment income	9,547,326

EXPENSES
Compensation of Manager (Note 2)	1,294,580
Investor servicing fees (Note 2)	86,394
Custodian fees (Note 2)	104,488
Trustee compensation and expenses (Note 2)	7,707
Administrative services (Note 2)	5,677
Auditing and tax fees	195,404
Other	188,330
Total expenses	1,882,580
Expense reduction (Note 2)	(9,040)
Net expenses	1,873,540

Net investment income	7,673,786

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(8,723,948)
Foreign currency transactions (Note 1)	(4,461)
Forward currency contracts (Note 1)	(234,555)
Futures contracts (Note 1)	(1,438,398)
Swap contracts (Note 1)	3,831,581
Written options (Note 1)	(9,992,585)
Total net realized loss	(16,562,366)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	6,181,890
Assets and liabilities in foreign currencies	8,129
Forward currency contracts	(334,676)
Futures contracts	557,174
Swap contracts	(2,852,065)
Written options	7,986,903
Total change in net unrealized appreciation	11,547,355

Net loss on investments	(5,015,011)

Net increase in net assets resulting from operations	$2,658,775

The accompanying notes are an integral part of these financial statements.

78 Master Intermediate Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$7,673,786	$9,394,348
Net realized loss on investments
and foreign currency transactions	(16,562,366)	(18,850,913)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	11,547,355	(5,717,948)
Net increase (decrease) in net assets resulting
from operations	2,658,775	(15,174,513)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(9,939,969)	(13,403,127)
From return of capital	(3,109,690)	—
Increase in capital share transactions from reinvestment
of distributions	—	211,674
Decrease from capital share transactions (Note 4)	(5,409,828)	(3,434,912)
Total decrease in net assets	(15,800,712)	(31,800,878)

NET ASSETS
Beginning of year	176,942,354	208,743,232
End of year	$161,141,642	$176,942,354

NUMBER OF FUND SHARES
Shares outstanding at beginning of year	50,253,394	51,186,687
Shares repurchased (Note 4)	(1,693,878)	(986,491)
Shares issued in connection with reinvestment
of distributions	—	53,198
Shares outstanding at end of year	48,559,516	50,253,394

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 79

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended
	9/30/23	9/30/22	9/30/21	9/30/20	9/30/19
Net asset value, beginning of period	$3.52	$4.08	$4.30	$4.83	$4.94
Investment operations:
Net investment income [a]	.16	.18	.19	.18	.24
Net realized and unrealized
gain (loss) on investments	(.11)	(.49)	(.13)	(.35)	(.02)
Total from investment operations	.05	(.31)	.06	(.17)	.22
Less distributions:
From net investment income	(.20)	(.26)	(.03)	(.21)	(.34)
From return of capital	(.06)	—	(.25)	(.15)	—
Total distributions	(.26)	(.26)	(.28)	(.36)	(.34)
Increase from shares repurchased	.01	.01	—[e]	—[e]	.01
Net asset value, end of period	$3.32	$3.52	$4.08	$4.30	$4.83
Market value, end of period	$3.02	$3.25	$4.07	$4.11	$4.59
Total return at market value (%) [b]	0.77	(14.14)	5.82	(2.85)	9.48

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$161,142	$176,942	$208,743	$220,091	$249,961
Ratio of expenses to average
net assets (%) [c]	1.09	1.04	1.01	1.01	1.02
Ratio of net investment income
to average net assets (%)	4.45	4.83	4.35	3.98	4.90
Portfolio turnover (%) [d]	1,295	949	1,073	995	899

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

80 Master Intermediate Income Trust

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Master Intermediate Income Trust 81

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $6,630,889 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

82 Master Intermediate Income Trust

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Master Intermediate Income Trust 83

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $2,933,136 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return

84 Master Intermediate Income Trust

swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

Master Intermediate Income Trust 85

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $437,090 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $455,741 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

86 Master Intermediate Income Trust

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain specified ordinary and currency losses of $1,419,215 recognized during the period between November 1, 2022 and September 30, 2023) to its fiscal year ending September 30, 2024.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2023 the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$41,078,964	55,662,279	$96,741,243

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However,the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

These differences include temporary and/or permanent differences from foreign currency gains and losses, from late year loss deferrals, from dividends payable, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,083,176 to decrease undistributed net investment income and $3,083,176 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,921,974
Unrealized depreciation	(68,030,709)
Net unrealized depreciation	(42,108,735)
Late year ordinary loss deferral	(1,419,215)
Capital loss carryforward	(96,741,243)
Cost for federal income tax purposes	$302,380,861

Master Intermediate Income Trust 87

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.750% of the fund’s average net assets.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9,040 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $142, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

88 Master Intermediate Income Trust

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,010,803,737	$2,847,486,640
U.S. government securities (Long-term)	—	—
Total	$3,010,803,737	$2,847,486,640

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2023, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2024 (based on shares outstanding as of September 30, 2023). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2023 (based on shares outstanding as of September 30, 2022). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,693,878 common shares for an aggregate purchase price of $5,409,828, which reflects a weighted-average discount from net asset value per share of 8.51%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 986,491 common shares for an aggregate purchase price of $3,434,912, which reflected a weighted-average discount from net asset value per share of 8.30%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 2,606 shares of the fund (0.005% of the fund’s shares outstanding), valued at $$8,652 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$22,638,559	$33,298,589	$40,463,197	$843,396	$15,473,951
Total Short-term
investments	$22,638,559	$33,298,589	$40,463,197	$843,396	$15,473,951

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Master Intermediate Income Trust 89

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

90 Master Intermediate Income Trust

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased TBA commitment option contracts (contract amount)	$20,400,000
Purchased swap option contracts (contract amount)	$500,000,000
Written equity option contracts (contract amount)	$—*
Written TBA commitment option contracts (contract amount)	$20,400,000
Written swap option contracts (contract amount)	$393,100,000
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$24,400,000
Centrally cleared interest rate swap contracts (notional)	$1,279,300,000
OTC total return swap contracts (notional)	$2,100,000
OTC credit default contracts (notional)	$20,800,000
Centrally cleared credit default contracts (notional)	$1,600,000
Warrants (number of warrants)	10

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$2,915,930	Payables	$2,535,429
Foreign exchange
contracts	Investments, Receivables	318,602	Payables	231,185
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	21,341,845*	Unrealized depreciation	19,857,809 *
Total		$24,576,377		$22,624,423

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Master Intermediate Income Trust 91

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(637,192)	$(637,192)
Foreign exchange
contracts	—	—	—	(234,555)	—	$(234,555)
Equity contracts	(2)	—	—	—	—	$(2)
Interest rate
contracts	—	(7,109,021)	(1,438,398)	—	4,468,773	$(4,078,646)
Total	$(2)	$(7,109,021)	$(1,438,398)	$(234,555)	$3,831,581	$(4,950,395)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,253,577	$1,253,577
Foreign exchange
contracts	—	—	—	(334,676)	—	$(334,676)
Equity contracts	1	—	—	—	—	$1
Interest rate
contracts	—	6,558,648	557,174	—	(4,105,642)	$3,010,180
Total	$1	$6,558,648	$557,174	$(334,676)	$(2,852,065)	$3,929,082

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Master Intermediate Income Trust 93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Mizuho Capital Markets LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Royal Bank of Canada	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate swap
contracts§	$—	$—	$2,966,063	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,966,063
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	1,076,475	456,974	—	215,863	—	—	402,808	189,633	—	574,177	—	—	—	—	—	—	2,915,930
Futures contracts§	—	—	—	—	—	—	—	—	—	—	33,687	—	—	—	—	—	—	—	—	—	33,687
Forward currency
contracts#	7,975	1,803	—	14,540	—	—	—	162	23,137	3,532	—	—	—	63,612	1,482	—	153,694	30,598	10,083	7,984	318,602
Forward premium
swap option
contracts#	4,872,009	259,042	—	1,429,082	—	—	401,395	835,654	—	2,408,153	—	—	40,732	141,620	—	—	—	29,458	874,856	—	11,292,001
Repurchase
agreements**	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,498,000	—	—	—	—	6,498,000
Total Assets	$4,879,984	$260,845	$2,966,063	$1,443,622	$1,076,475	$456,974	$401,395	$1,051,679	$23,137	$2,411,685	$436,495	$189,633	$40,732	$779,409	$1,482	$6,498,000	$153,694	$60,056	$884,939	$7,984	$24,024,283
Liabilities:
Centrally cleared
interest rate swap
contracts§	—	—	3,031,767	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,031,767
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	209,795	—	—	—	—	—	—	209,795
OTC Credit default
contracts —
protection sold*#	15,685	—	—	—	1,174,698	209,471	—	448,715	—	—	110,718	62,978	—	303,369	—	—	—	—	—	—	2,325,634
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	2,336	—	—	—	—	—	—	—	—	—	2,336
Forward currency
contracts#	15	2,624	—	140	—	—	—	34,148	1,951	332	—	—	—	113,209	22,015	—	13,812	314	42,625	—	231,185

94 Master Intermediate Income Trust	Master Intermediate Income Trust 95

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Mizuho Capital Markets LLC	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Royal Bank of Canada	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Forward premium
swap option
contracts#	$3,848,071	$208,755	$—	$1,280,098	$—	$—	$469,533	$545,366	$—	$2,659,705	$—	$—	$42,576	$71,280	$—	$—	$—	$7,509	$354,330	$—	$9,487,223
Reverse
repurchase
agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$3,863,771	$211,379	$3,031,767	$1,280,238	$1,174,698	$209,471	$469,533	$1,028,229	$1,951	$2,660,037	$113,054	$62,978	$42,576	$697,653	$22,015	$—	$13,812	$7,823	$396,955	$—	$15,287,940
Total Financial
and Derivative
Net Assets	$1,016,213	$49,466	$(65,704)	$163,384	$(98,223)	$247,503	$(68,138)	$23,450	$21,186	$(248,352)	$323,441	$126,655	$(1,844)	$81,756	$(20,533)	$6,498,000	$139,882	$52,233	$487,984	$7,984	$8,736,343
Total collateral
received
(pledged)†##	$994,511	$—	$—	$—	$(98,223)	$230,000	$—	$—	$—	$(248,352)	$323,441	$126,655	$—	$—	$—	$6,498,000	$122,521	$—	$450,000	$—
Net amount	$21,702	$49,466	$(65,704)	$163,384	$—	$17,503	$(68,138)	$23,450	$21,186	$—	$—	$—	$(1,844)	$81,756	$(20,533)	$—	$17,361	$52,233	$37,984	$7,984
Controlled
collateral received
(including TBA
commitments)**	$994,511	$—	$—	$—	$—	$230,000	$—	$—	$—	$—	$346,000	$130,367	$—	$—	$—	$—	$122,521	$—	$450,000	$—	$2,273,399
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,630,889	$—	$—	$—	$—	$6,630,889
Collateral
(pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$(556,024)	$—	$—	$—	$—	$(309,785)	$(252,197)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,118,006)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $375,316 and $2,933,136, respectively.

96 Master Intermediate Income Trust	Master Intermediate Income Trust 97

Note 10: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

98 Master Intermediate Income Trust

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Master Intermediate Income Trust 99

Shareholder meeting results (Unaudited)

April 21, 2023 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
22,648,425	1,700,956	543,445

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	22,548,060	2,344,780
Barbara M. Baumann	22,701,727	2,191,113
Katinka Domotorffy	22,637,002	2,255,838
Catharine Bond Hill	22,663,320	2,229,520
Kenneth R. Leibler	22,601,916	2,290,924
Jennifer Williams Murphy	23,807,119	1,085,721
Marie Pillai	22,687,408	2,205,432
George Putnam III	22,592,802	2,300,038
Robert L. Reynolds	22,570,243	2,322,597
Manoj P. Singh	22,471,772	2,421,069
Mona K. Sutphen	22,619,223	2,273,618

All tabulations are rounded to the nearest whole number.

100 Master Intermediate Income Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

Master Intermediate Income Trust 101

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

102 Master Intermediate Income Trust

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Master Intermediate Income Trust 103

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime, for up-to-date information about the fund’s NAV.

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Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended.  The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2023	$177,492	$ —	$15,196	$ —
September 30, 2022	$153,300	$ —	$13,297	$ —

For the fiscal years ended September 30, 2023 and September 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $235,828 and $311,580 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
September 30, 2023	$ —	$ 220,632	$ —	$ —
September 30, 2022	$ —	$ 298,283	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Risk Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Risk of the fund's Board of Trustees is composed of the following persons:

Katinka Domotorffy

Catharine Bond Hill

Jennifer Williams Murphy

Marie Pillai

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

The Trustees of the Putnam Funds have delegated proxy voting authority for the securities held in the funds’ portfolios to Putnam Management and have approved Putnam Management’s current proxy voting guidelines and procedures

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Investment Division and the Sustainability Strategy group. The heads of the Investment Division appoint the members of the Proxy Committee from the Investment Division. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.	Considers special proxy issues as they may from time to time arise.

3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Voting Team. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.	Manages the process of referring issues to portfolio managers for voting instructions.

________________________________
1 Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Glass Lewis & Co. (Glass Lewis) to process proxy votes) and the process of setting up the voting process with Glass Lewis and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from Glass Lewis and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

D.

6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with a senior member of the Legal and Compliance Department and with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.

2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

E.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

F.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer, Equities and Director of Equity Research). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation.  If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the Investment Division, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with representatives of the Investment Division as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including from the Investment Division and Sustainability Strategy group. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2.	No Putnam employee outside the Investment Division or Sustainability Strategy Group may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms. The Proxy Voting Team will provide the information contained in each Conflict of Interest Disclosure Form to The Office of the Trustees of The Putnam Funds prior to the submission of any related vote.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Legal and Compliance Department and the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral to the Investment Division, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

➢	Putnam will withhold votes from the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors, or

•	The board has more than 15 members or fewer than five members, absent special circumstances.

➢	Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

➢	Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

➢	Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

➢	Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)

G.

Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

H.

➢	Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if:

•	there are no women on the board, or
•	in the case of a board of seven members or more, there are fewer than two women on the board, or
•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity

➢	Putnam will withhold votes from the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.

(Note: Gender diversity is addressed under a separate guideline.)

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

➢	Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.

➢	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive's home company, Putnam will withhold votes from members of the company's governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

I.

➢	Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.

➢	Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.

➢	Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.

➢	Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.

➢	Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.

J.

➢	Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.

Classified Boards

➢	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Ratification of Auditors

➢	Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors

➢	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

➢	Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

➢	Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

K.

•	Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam's other screens.

➢	Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.

➢	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

L.

➢	Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

➢	Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

Vote on a case-by-case basis on such proposals if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or
•	the maximum award pool is undisclosed, or
•	the incentive bonus plan’s performance criteria are undisclosed, or
•	the independent proxy voting service recommends a vote against.

➢	Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).

➢	Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

M.

•	Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable.

•	Additionally, if there is no grade attributed to the company's executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis.

➢	Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)

➢	Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

➢	Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

➢	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

➢	Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

➢	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

➢	Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

N.

O.	Acquisitions, Mergers, Reorganizations and

Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

➢	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

P.

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).

Q.

➢	Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.

R.

➢	Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

➢	Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

S.

➢	Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

T.

➢	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).

➢	Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.

➢	Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

➢	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

➢	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

U.

➢	Putnam will vote against proposals where there is a lack of information to make an informed voting decision.

➢	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

➢	Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.

➢	Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.

➢	Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:
V.	1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;
W.	2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and
X.	3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

Y.

Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis.  Putnam will vote against proposals requesting shares be held for more than three years.  Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.

➢	Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company's outstanding common stock and not more than 25%.

In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.

Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company's outstanding common stock.

In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds.  If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level.  Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.

➢  Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors.  Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Z.

Disclosure should address the following:

•	the ability of shareholders to ask questions during the meeting
•	including time guidelines for shareholder questions
•	rules around what types of questions are allowed
•	and rules for how questions and comments will be recognized and disclosed to meeting participants
•	the manner in which appropriate questions received during the meeting will be addressed by the board
•	procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting
•	technical and logistical issues related to accessing the virtual meeting platform; and
•	procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting

AA.

BB.                        Putnam may vote against proposals that do not meet these criteria.

CC.

Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.

➢	Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.

➢	Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

II. Shareholder Proposals

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

➢	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢	Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

➢	Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan ("SERP"), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company's tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

➢	Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

➢	Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

➢	Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)

➢	Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:
•	the company undergoes a change in control, and
•	the change in control results in the termination of employment for the person receiving the severance payment.
➢	Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.

➢	Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.

➢	Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.

➢	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes)

Putnam will vote on a case-by-case basis on approving such compensation arrangements.

➢	Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

➢	Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

➢	Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.

DD.

➢	Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

Environmental and Social

➢	Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues:  Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company's current level of disclosure, (iii) the company's level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact.  Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

III. Voting Shares of Non-US Issuers

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

➢	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢	Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

➢	Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

EE.

➢	Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

➢	Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

➢	Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

FF.

➢	Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.

➢	Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

GG.

➢	Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.

➢	Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.

HH.

➢	Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

II.

➢	Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.

JJ.

➢	Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).

KK.

➢	Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.

➢	Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.

Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:

•	Disconnect between pay and performance
•	No performance metrics disclosed;
•	No relative performance metrics utilized;
•	Single performance metric was used and it was an absolute measure;
•	Performance goals were lowered when management failed or was unlikely to meet original goals;
•	Long Term Incentive Plan is subject to retesting (e.g., Australia);
•	Service contracts longer than 12 months (e.g., United Kingdom);
•	Allows vesting below median for relative performance metrics;
•	Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•	Contains provisions to automatically vest upon change-of-control; or
•	Other poor compensation practices or structures.
•	Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•	Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)

LL.

➢	Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.

MM.

NN.                       Matters Relating to Board of Directors

OO.                      Uncontested Board Elections

PP.            Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand

➢	Putnam will vote against the entire board of directors if
•	fewer than one-third of the directors are independent directors, or
•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or
•	the chair of the audit, compensation or nominating committee is not an independent director.

QQ.                       Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company's business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company's staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.

➢	Putnam will generally vote in favor of nominees to the Supervisory Committee

RR.

SS.             Australia

➢	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent, or

•	the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or

•	the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.

TT.

UU.           Brazil

➢	Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

➢	Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.

➢	Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.

VV.

➢	Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.

➢	Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).

➢	Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.

➢	Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.

WW.

XX.            Canada

Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

YY.

ZZ.            Continental Europe (ex-Germany)

➢	Putnam will vote against the entire board of directors if
•	fewer than a majority of the directors are independent directors, or
•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

AAA.                 Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees.  The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital.  Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

BBB.

CCC.      Germany

➢	For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:
➢	Putnam will vote against the Supervisory Board if
•	the board has not established an audit committee comprising an Independent chair.
•	the audit committee chair serves as board chair.
•	the board contains more than two former management board members.
➢	Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.

DDD.                 Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.

EEE.

Israel

Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as "other" (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,

➢	Putnam’s guidelines regarding board Nominating Committees will not apply

➢	Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy

Election of directors and statutory auditors:

➢	Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.

➢	Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.

➢	Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.

➢	Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)

Japan

➢	For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

FFF.

•	the board does not have at least two independent directors for companies with a controlling shareholder.

GGG.

➢	For companies that have established a statutory auditor board structure:

•	Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

HHH.

➢	For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:

III.

•	the board does not have at least two outside directors, or

JJJ.

•	the board does not have at least two independent directors for companies with a controlling shareholder.

•	Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders' attendance but not that of insiders, who are presumed to have no more important time commitments.)

KKK.

➢	For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:

LLL.

•	the board does not have at least two outside directors,

MMM.

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

NNN.

•	the board has not established an audit committee composed of a majority of independent directors

Election of Executive Director and Election of Supervisory Director - REIT

OOO.

REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.

➢  Putnam will generally vote for the election of Executive Director

➢  Putnam will generally vote for the election of Supervisory Directors

Commentary:

Definition of outside director and independent director:

The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules.  An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).

The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Putnam will withhold votes from the entire board of directors if:

•	For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,

•	For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,

PPP.

•	The board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

➢	Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.

QQQ.     Malaysia

➢	Putnam will vote against the entire board of directors if:
•	less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,
•	the board has not established an audit committee with all members being independent directors, including the committee chair,
•	the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or
•	the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

RRR.

SSS.                     Nordic Markets – Finland, Norway, Sweden

➢	Putnam will vote against the entire board of directors if:

Board Independence:

•	The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)
•	The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway)
•	An executive director is a member of the board. (Norway)

TTT.

Audit Committee:

•	The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)
•	The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)
•	The audit committee is not majority independent. (Norway)

UUU.

Remuneration Committee:

•	The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)
•	The remuneration committee is not majority independent of the company. (Finland)
•	The remuneration committee does not consist fully of non-executive directors. (Finland)
•	The remuneration committee is not fully independent of management (Norway)
•	The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)

Board Nomination Committee:

•	The nomination committee does not consist of a majority of directors independent from the company. (Finland)
•	An executive is a member of the nomination committee. (Finland)

VVV.

External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:

•	The external committee is not majority independent of the company and management. (Sweden)
•	The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)
•	The external committee does not meet best practice based on Glass Lewis analysis. (Finland)

•	The external committee is not majority independent of the board and management. (Norway)
•	The external committee has more than one member of the board of the directors sitting on the committee. (Norway)
•	There is insufficient disclosure provided for new nominees (Norway)
•	An executive is a member of the committee. (Norway)

WWW.

XXX.                  Russia

➢	Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.

YYY.                 Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

ZZZ.

AAAA.             Singapore

➢	Putnam will vote against from the entire board of directors if
•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,
•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or
•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

United Kingdom, Ireland

Commentary:

Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

➢	Putnam will withhold votes from the entire board of directors if:

•	the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,

•	the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•	the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or

•	The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.

BBBB.             All other jurisdictions

➢	In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:
•	Putnam will vote against the entire board of directors if
•	fewer than a majority of the directors are independent directors, or
•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

CCCC.

DDDD.           Additional Commentary regarding all Non-US jurisdictions:

EEEE.               Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

FFFF.                Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board.  Putnam generally does not consider these representatives independent.   The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated.  In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives.  In some markets, significant shareholders have a legal right to nominate shareholder representatives.  Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.

➢	Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.
➢	Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.
➢	Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.
➢	Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.
➢	Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.

Shareholder nominated directors/self-nominated directors

➢	Putnam will vote against shareholder nominees if Putnam supports the board of directors.

➢	Putnam will vote on a case-by case basis if Putnam will be voting against the current board.

GGGG.

➢	Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.

Other Business Matters

Japan

A. Article Amendments

➢	The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

➢	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

➢	Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

➢	Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, "special directors" who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.

➢	Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.

➢	Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders' right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters

➢	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

➢	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

➢	Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

C. Other Business Matters

➢	Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

➢	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

➢	Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

➢	Putnam will vote against proposals that authorize the board to vary the AGM record date.

➢	Putnam will vote for proposals to abolish the retirement bonus system

➢	Putnam will vote for board-approved director/officer indemnification proposals

➢	Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

➢	Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:

1) The poison pill must have a duration of no more than three years.

2) The trigger threshold must be no less than 20 percent of issued capital.

3) The company must have no other types of takeover defenses in place.

4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s' definition of independence.

5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.

6) The directors must stand for reelection on an annual basis.

7) The company must release its proxy materials no less than three weeks before the meeting date.

➢	Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

➢	Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

➢	Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

➢	Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

➢	Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders' ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.

United Kingdom

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.

France

➢	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.

➢	Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.

Canada

HHHH.

➢	Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company's policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.

Hong Kong

➢	Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

Taiwan

➢	Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly-owned subsidiary of the company.

Australia

➢	Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

➢	Putnam will vote for proposals renewing partial takeover provisions.

IIII.

➢	Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey

Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Michael Salm	2011	Putnam Management 1997 – Present	Chief Investment Officer, Fixed Income, Previously, Co-Chief Investment Officer, Fixed Income, Co-Head Fixed Income
Albert Chan	2020	Putnam Management 2002 – Present	Head of Portfolio Construction Previously, Portfolio Manager
Robert Davis	2017	Putnam Management 1999 – Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008 – Present	Co-Head of Structured Credit Previously, Portfolio Manager
Robert Salvin	2022	Putnam Management 2000 – Present	Head of Corporate and Tax-exempt Credit Previously, Co-Head of Corporate and Tax- exempt Credit and Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Michael Salm	20*	$15,387,000,000	28	$8,910,900,000	10**	$1,833,400,000
Brett Kozlowski	16***	$5,145,800,000	20	$7,169,300,000	6	$1,147,900,000
Rob Davis	5	$1,589,600,000	8	$1,538,700,000	10**	$1,560,900,000
Albert Chan	13****	$4,505,400,000	10	$2,148,700,000	4	$277,500,000
Robert Salvin	14	$3,971,100,000	11	$669,100,000	14	$5,798,500,000

* 1 account, with total assets of $328,900,000 pay an advisory fee based on account performance.

**1 account, with total assets of $402,600,000 pay an advisory fee based on account performance.

***1 account, with total assets of $1,265,600,000 pay an advisory fee based on account performance.

**** 2 accounts, with total assets of $1,594,400,000 pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account.

Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance.  In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category.  This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products’ Lipper categories.  This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by a private fund managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers—Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over
Robert Davis	2023	*
	2022	*
Brett Kozlowski	2023	*
	2022	*
Michael Salm	2023	*
	2022	*
Albert Chan	2023	*
	2022	*
Robert Salvin	2023	*
	2022	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 - October 31, 2022	79,705	$3.25	79,705	4,945,634
November 1 - November 30, 2022	—	—	—	4,945,634
December 1 - December 31, 2022	261,385	$3.25	261,385	4,684,249
January 1 - January 31, 2023	159,435	$3.34	159,435	4,524,814
February 1 - February 28, 2023	76,517	$3.23	76,517	4,448,297
March 1 - March 31, 2023	292,989	$3.18	292,989	4,155,308
April 1 - April 30, 2023	146,722	$3.15	146,722	4,008,586
May 1 - May 31, 2023	186,410	$3.15	186,410	3,822,176
June 1 - June 30, 2023	154,236	$3.17	154,236	3,667,940
July 1 - July 31, 2023	113,979	$3.19	113,979	3,553,961
August 1 - August 31, 2023	19,468	$3.13	19,468	3,534,493
September 1 - September 30, 2023	203,032	$3.09	203,032	3,331,461

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2022, which was in effect between October 1, 2022 and September 30, 2023, allowed the fund to repurchase up to 5,025,339 of its shares. The program renewed by the Board in September 2023, which is in effect between October 1, 2023 and September 30, 2024, allows the fund to repurchase up to 4,855,961 of its shares.

**Information prior to October 1, 2022 is based on the total number of shares eligible for repurchase under the program, as amended through September 2021.  Information from October 1, 2022 forward is based on the total number of shares eligible for repurchase under the program, as amended through September  2022

In September 2023, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2024 (based on shares outstanding as of September 30, 2023).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith

Principal Accounting Officer

Date: November 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz

Jonathan S. Horwitz

Principal Executive Officer

Date: November 27, 2023

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith

Principal Financial Officer

Date: November 27, 2023